UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: The last day of February.

Date of reporting period: February 29, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Diversified Income Fund

ANNUAL REPORT

February 29, 2012

DIF-ANN

MFS® DIVERSIFIED INCOME FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, we have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession as the region’s leaders continue to address sovereign debt crises.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

April 13, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Simon Property Group, Inc., REIT	2.5%
U.S. Treasury Note, 1.375%, 2012	2.3%
U.S. Treasury Note, 1.375%, 2013	2.2%
U.S. Treasury Note, 2.125%, 2015	1.9%
Public Storage, Inc., REIT	1.4%
U.S. Treasury Note, 3.5%, 2020	1.3%
Vornado Realty Trust, REIT	1.0%
Chevron Corp.	0.9%
U.S. Treasury Note, 4.5%, 2039	0.9%
AvalonBay Communities, Inc., REIT	0.8%

Fixed income sectors (i)
High Yield Corporates	22.3%
Emerging Markets Bonds	14.0%
U.S. Treasury Securities	10.1%
Mortgage-Backed Securities	5.6%
High Grade Corporates	1.6%
U.S. Government Agencies	0.6%
Non-U.S. Government Bonds	0.3%
Commercial Mortgage-Backed Securities	0.1%
Collateralized Debt Obligations (o)	0.0%
Floating Rate Loans (o)	0.0%
Municipal Bonds (o)	0.0%

Equity sectors (i)
Financial Services	25.1%
Utilities & Communications	2.7%
Health Care	2.5%
Energy	2.0%
Industrial Goods & Services	1.5%
Consumer Staples	1.2%
Technology	1.2%
Leisure	0.9%
Retailing	0.9%
Autos & Housing	0.8%
Basic Materials	0.8%
Transportation	0.2%

Composition including fixed income credit quality (a)(i)
AAA	0.1%
AA	0.1%
A	0.7%
BBB	10.2%
BB	10.0%
B	12.7%
CCC	4.2%
CC	0.1%
C	0.1%
U.S. Government	10.3%
Federal Agencies	6.2%
Not Rated	(0.1)%
Non-Fixed Income	39.8%
Cash & Other	5.6%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

Percentages are based on net assets as of 2/29/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Income Fund includes investments in high yield corporate bonds, U.S. government securities, emerging markets debt, real estate investment trusts (“REITs”), and domestic equity securities.

For the twelve months ended February 29, 2012, Class A shares of the MFS Diversified Income Fund provided a total return of 6.09%, at net asset value. This compares with a return of 5.12% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index – Current (the “Blended Index”), generated a return of 7.32%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Late in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics.

Factors Affecting Performance

During the reporting period, bond selection within the emerging markets debt sleeve was a primary factor that detracted from relative performance since the fund’s holdings in this asset class generated lower returns than the JPMorgan Emerging Markets Bond Index Global, which is a component of the Blended Index. The fund’s allocation to U.S. government bonds also weakened relative performance. Here, it was the fund’s underweight position in the middle of the reporting period that detracted from relative performance as domestic government bonds outpaced the Blended Index.

Management Review – continued

Strong security selection in the U.S. large cap value equity sleeve was a primary contributor to relative returns led by the fund’s holdings in the leisure and energy sectors. Within the high yield corporate bond sleeve, bond selection was another positive factor for relative returns.

Respectfully,

William Adams	David Cole	Richard Gable	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan Sage	Geoffrey Schechter	James Swanson
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective May 1, 2011, William Adams replaced John Addeo as a co-manager of the fund. Thomas Pedulla and Leo Saraceno are no longer managers of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 2/29/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 2/29/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	5/26/06	6.09%	5.17%	6.74%
C	5/26/06	5.31%	4.41%	5.96%
I	5/26/06	6.35%	5.46%	7.03%
R1	7/01/08	5.31%	N/A	7.40%
R2	7/01/08	5.83%	N/A	7.94%
R3	7/01/08	6.09%	N/A	8.20%
R4	7/01/08	6.35%	N/A	8.47%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		5.12%	1.58%	3.40%
Barclays Capital U.S. Government/Mortgage Bond Index (f)		7.73%	6.30%	6.55%
Barclays Capital U.S. High-Yield Corporate Bond Index (f)(z)		6.94%	8.15%	8.95%
Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(z)		6.92%	8.34%	9.01%
JPMorgan Emerging Markets Bond Index Global (f)		13.92%	8.79%	9.67%
MFS Diversified Income Fund Blended Index – Current (f)(u)(z)		7.32%	4.96%	6.86%
MFS Diversified Income Fund Blended Index – Prior (f)(y)(z)		7.33%	4.91%	6.84%
MSCI U.S. REIT Index (f)		5.90%	(1.65)%	3.67%
Russell 1000 Value Index (f)		2.18%	(1.08)%	1.54%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		1.05%	4.16%	5.85%
C With CDSC (1% for 12 months) (x)		4.31%	4.41%	5.96%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(u)	MFS Diversified Income Fund Blended Index – Current is at a point in time and allocations during the period can change. As of February 29, 2012 the blended index was comprised of 25% Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Barclays Capital U.S. Government/Mortgage Bond Index, 20% Russell 1000 Value Index, 20% MSCI U.S. REIT Index, and 15% JPMorgan Emerging Markets Bond Index Global.

Performance Summary – continued

(x)	Assuming redemption at the end of the applicable period.
(y)	MFS Diversified Income Fund Blended Index – Prior is at a point in time and allocations during the period can change. As of February 29, 2012 the blended index was comprised of 25% Barclays Capital U.S. High-Yield Corporate Bond Index, 20% Barclays Capital U.S. Government/Mortgage Bond Index, 20% Russell 1000 Value Index, 20% MSCI U.S. REIT Index, and 15% JPMorgan Emerging Markets Bond Index Global.
(z)	Effective September 15, 2011, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as a secondary fund benchmark. Also, MFS Diversified Income Fund Blended Index – Current replaced the MFS Diversified Income Fund Blended Index – Prior as a secondary fund benchmark. The fund’s investment adviser believes the Barclays Capital High-Yield Corporate Bond 2% Issuer Capped Index and the MFS Diversified Income Fund Blended Index – Current better reflect the investment policies and strategies of the fund.

Benchmark Definitions

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays Capital U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Morgan Stanley Capital International (MSCI) U.S. REIT Index – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

September 1, 2011 through February 29, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/11	Ending Account Value 2/29/12	Expenses Paid During Period (p) 9/01/11-2/29/12
A	Actual	1.12%	$1,000.00	$1,070.02	$5.76
	Hypothetical (h)	1.12%	$1,000.00	$1,019.29	$5.62
C	Actual	1.87%	$1,000.00	$1,066.15	$9.61
	Hypothetical (h)	1.87%	$1,000.00	$1,015.56	$9.37
I	Actual	0.87%	$1,000.00	$1,071.33	$4.48
	Hypothetical (h)	0.87%	$1,000.00	$1,020.54	$4.37
R1	Actual	1.87%	$1,000.00	$1,066.15	$9.61
	Hypothetical (h)	1.87%	$1,000.00	$1,015.56	$9.37
R2	Actual	1.37%	$1,000.00	$1,068.77	$7.05
	Hypothetical (h)	1.37%	$1,000.00	$1,018.05	$6.87
R3	Actual	1.12%	$1,000.00	$1,070.02	$5.76
	Hypothetical (h)	1.12%	$1,000.00	$1,019.29	$5.62
R4	Actual	0.87%	$1,000.00	$1,071.32	$4.48
	Hypothetical (h)	0.87%	$1,000.00	$1,020.54	$4.37

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

2/29/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 54.0%
Issuer	Shares/Par		Value ($)

Aerospace - 0.6%
BE Aerospace, Inc., 8.5%, 2018		$635,000	$705,644
Bombardier, Inc., 7.5%, 2018 (n)		980,000	1,114,750
Bombardier, Inc., 7.75%, 2020 (n)		180,000	208,800
CPI International, Inc., 8%, 2018		915,000	793,762
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015		309,000	64,890
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	260,000	228,623
Huntington Ingalls Industries, Inc., 7.125%, 2021		$1,070,000	1,146,238

			$4,262,707
Agency - Other - 0.4%
Financing Corp., 9.4%, 2018		$965,000	$1,371,905
Financing Corp., 10.35%, 2018		715,000	1,082,373
Financing Corp., STRIPS, 0%, 2017		860,000	781,564

			$3,235,842
Apparel Manufacturers - 0.3%
Hanesbrands, Inc., 8%, 2016		$30,000	$33,375
Hanesbrands, Inc., 6.375%, 2020		735,000	768,075
Jones Group, Inc., 6.875%, 2019		345,000	333,356
Phillips-Van Heusen Corp., 7.375%, 2020		765,000	849,150

			$1,983,956
Asset-Backed & Securitized - 0.1%
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2049		$198,555	$56,510
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049		100,000	109,750
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		199,556	223,505
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		164,244	158,495
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.819%, 2049		124,877	137,874
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.986%, 2051		105,201	113,237
Wachovia Bank Commercial Mortgage Trust, FRN, 5.744%, 2047		116,771	19,829

			$819,200
Automotive - 1.0%
Accuride Corp., 9.5%, 2018		$1,140,000	$1,208,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - continued
Allison Transmission, Inc., 7.125%, 2019 (n)	$500,000	$515,000
Automotores Gildemeister S.A., 8.25%, 2021 (n)	319,000	331,760
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 2021	410,000	414,100
Ford Motor Co., 7.45%, 2031	395,000	507,081
Ford Motor Credit Co. LLC, 12%, 2015	1,825,000	2,294,833
General Motors Financial Co., Inc., 6.75%, 2018	610,000	658,286
Goodyear Tire & Rubber Co., 7%, 2022	250,000	253,125
Hyundai Capital America, 4%, 2017 (n)	213,000	216,477
Jaguar Land Rover PLC, 8.125%, 2021 (n)	965,000	996,363
Lear Corp., 8.125%, 2020	535,000	603,213

		$7,998,638
Basic Industry - 0.1%
Trimas Corp., 9.75%, 2017	$435,000	$481,763

Broadcasting - 1.3%
Allbritton Communications Co., 8%, 2018	$400,000	$423,000
AMC Networks, Inc., 7.75%, 2021 (n)	274,000	305,510
Clear Channel Communications, Inc., 9%, 2021	436,000	401,120
Clear Channel Worldwide Holdings, Inc., 7.625%, 2020 (z)	210,000	210,000
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020 (z)	30,000	30,000
Gray Television, Inc., 10.5%, 2015	70,000	73,937
Hughes Network Systems LLC, 7.625%, 2021	460,000	499,100
Inmarsat Finance PLC, 7.375%, 2017 (n)	460,000	492,200
Intelsat Bermuda Ltd., 11.25%, 2017	975,000	1,005,469
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	810,000	834,300
Intelsat Jackson Holdings Ltd., 11.25%, 2016	1,180,000	1,247,850
LBI Media, Inc., 8.5%, 2017 (z)	125,000	41,250
Liberty Media Corp., 8.5%, 2029	445,000	449,450
Liberty Media Corp., 8.25%, 2030	135,000	136,350
LIN Television Corp., 8.375%, 2018	155,000	163,913
Local TV Finance LLC, 9.25%, 2015 (p)(z)	413,826	421,068
Newport Television LLC, 13%, 2017 (n)(p)	91,165	85,246
Nexstar Broadcasting Group, Inc., 8.875%, 2017	185,000	197,950
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	395,000	441,413
Sinclair Broadcast Group, Inc., 8.375%, 2018	30,000	32,625
SIRIUS XM Radio, Inc., 13%, 2013 (n)	150,000	170,812
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	405,000	459,675
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	750,000	821,250
Univision Communications, Inc., 6.875%, 2019 (n)	1,055,000	1,076,100
Univision Communications, Inc., 7.875%, 2020 (n)	95,000	101,175
Univision Communications, Inc., 8.5%, 2021 (n)	340,000	337,450

		$10,458,213

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Brokerage & Asset Managers - 0.2%
E*TRADE Financial Corp., 7.875%, 2015		$135,000	$137,869
E*TRADE Financial Corp., 12.5%, 2017		1,390,000	1,619,350

			$1,757,219
Building - 0.7%
Associated Materials LLC, 9.125%, 2017		$100,000	$98,500
Building Materials Holding Corp., 6.875%, 2018 (n)		150,000	161,250
Building Materials Holding Corp., 7%, 2020 (n)		60,000	65,100
Building Materials Holding Corp., 6.75%, 2021 (n)		645,000	701,437
CEMEX Finance LLC, 9.5%, 2016 (n)		435,000	428,475
CEMEX S.A.B. de C.V., 9%, 2018 (n)		1,064,000	984,200
CEMEX S.A.B. de C.V., FRN, 5.579%, 2015 (n)		1,155,000	1,019,287
Masonite International Corp., 8.25%, 2021 (n)		400,000	429,000
Nortek, Inc., 10%, 2018		65,000	68,413
Nortek, Inc., 8.5%, 2021		1,045,000	1,011,038
Odebrecht Finance Ltd., 6%, 2023 (n)		204,000	208,590
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625%, 2017 (n)		36,000	38,610

			$5,213,900
Business Services - 0.4%
Ceridian Corp., 12.25%, 2015 (p)		$520,000	$499,850
iGate Corp., 9%, 2016		615,000	668,813
Interactive Data Corp., 10.25%, 2018		505,000	569,388
Iron Mountain, Inc., 8.375%, 2021		1,050,000	1,166,813
SunGard Data Systems, Inc., 10.25%, 2015		357,000	372,173
SunGard Data Systems, Inc., 7.375%, 2018		95,000	102,125

			$3,379,162
Cable TV - 1.2%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$55,000	$58,025
Cablevision Systems Corp., 8.625%, 2017		270,000	304,425
CCH II LLC, 13.5%, 2016		775,000	891,250
CCO Holdings LLC, 7.875%, 2018		705,000	770,212
CCO Holdings LLC, 8.125%, 2020		730,000	817,600
Cequel Communications Holdings, 8.625%, 2017 (n)		305,000	327,112
CSC Holdings LLC, 8.5%, 2014		625,000	693,750
DISH DBS Corp., 6.75%, 2021		275,000	305,250
EchoStar Corp., 7.125%, 2016		430,000	475,150
Insight Communications Co., Inc., 9.375%, 2018 (n)		265,000	304,088
Mediacom LLC, 9.125%, 2019		275,000	300,438
Myriad International Holdings B.V., 6.375%, 2017 (n)		1,320,000	1,465,200
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	100,000	134,895

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Cable TV - continued
UPC Holding B.V., 9.875%, 2018 (z)		$400,000	$444,000
UPCB Finance III Ltd., 6.625%, 2020 (n)		470,000	484,100
Videotron Ltee, 6.875%, 2014		66,000	66,248
Videotron Ltee, 5%, 2022 (z)		155,000	155,000
Virgin Media Finance PLC, 9.5%, 2016		400,000	456,000
Virgin Media Finance PLC, 8.375%, 2019		100,000	113,500
Virgin Media Finance PLC, 5.25%, 2022		600,000	612,000
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	190,000	267,692

			$9,445,935
Chemicals - 1.0%
Braskem Finance Ltd., 5.75%, 2021 (n)		$204,000	$212,670
Celanese U.S. Holdings LLC, 6.625%, 2018		820,000	897,900
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		1,025,000	1,060,875
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		55,000	53,900
Huntsman International LLC, 8.625%, 2021		410,000	463,300
INEOS Finance PLC, 8.375%, 2019 (z)		555,000	589,688
INEOS Group Holdings PLC, 8.5%, 2016 (n)		360,000	328,500
Lyondell Chemical Co., 8%, 2017		31,000	34,643
Lyondell Chemical Co., 11%, 2018		408,503	447,821
LyondellBasell Industries, Inc., 6%, 2021 (n)		575,000	631,063
Momentive Performance Materials, Inc., 12.5%, 2014		854,000	911,645
Momentive Performance Materials, Inc., 11.5%, 2016		514,000	431,760
Polypore International, Inc., 7.5%, 2017		530,000	555,175
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)		859,000	930,441

			$7,549,381
Computer Software - 0.2%
Lawson Software, Inc., 11.5%, 2018 (n)		$630,000	$658,350
Syniverse Holdings, Inc., 9.125%, 2019		740,000	806,600

			$1,464,950
Computer Software - Systems - 0.3%
Audatex North America, Inc., 6.75%, 2018 (n)		$220,000	$229,075
CDW LLC/CDW Finance Corp., 12.535%, 2017		135,000	147,150
CDW LLC/CDW Finance Corp., 8.5%, 2019 (z)		140,000	149,800
CDW LLC/CDW Finance Corp., 8.5%, 2019		1,130,000	1,209,100
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017		590,000	651,950

			$2,387,075
Conglomerates - 0.4%
Amsted Industries, Inc., 8.125%, 2018 (n)		$610,000	$658,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Conglomerates - continued
Dynacast International LLC, 9.25%, 2019 (z)	$375,000	$390,937
Griffon Corp., 7.125%, 2018	1,055,000	1,097,200
Tomkins LLC/Tomkins, Inc., 9%, 2018	1,170,000	1,292,850

		$3,439,787
Construction - 0.0%
Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2022 (n)	$249,000	$255,848

Consumer Products - 0.3%
Easton-Bell Sports, Inc., 9.75%, 2016	$245,000	$271,950
Elizabeth Arden, Inc., 7.375%, 2021	485,000	522,587
Jarden Corp., 7.5%, 2020	870,000	951,563
Libbey Glass, Inc., 10%, 2015	319,000	342,526
Prestige Brands, Inc., 8.125%, 2020 (z)	50,000	54,750
Visant Corp., 10%, 2017	350,000	322,000

		$2,465,376
Consumer Services - 0.3%
Realogy Corp., 11.5%, 2017	$405,000	$370,575
Service Corp. International, 6.75%, 2015	60,000	66,225
Service Corp. International, 7%, 2017	1,125,000	1,260,000
Service Corp. International, 7%, 2019	325,000	359,125

		$2,055,925
Containers - 0.5%
Ardagh Packaging Finance PLC, 9.125%, 2020 (z)	$385,000	$397,512
Ball Corp., 5%, 2022	307,000	313,907
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	470,000	479,400
Greif, Inc., 6.75%, 2017	220,000	235,400
Greif, Inc., 7.75%, 2019	220,000	247,500
Reynolds Group, 8.75%, 2016 (n)	190,000	202,350
Reynolds Group, 7.125%, 2019 (n)	745,000	787,838
Reynolds Group, 9.875%, 2019 (z)	695,000	718,456
Reynolds Group, 8.25%, 2021 (n)	320,000	305,600
Sealed Air Corp., 8.125%, 2019 (n)	80,000	90,400
Sealed Air Corp., 8.375%, 2021 (n)	80,000	91,600

		$3,869,963
Defense Electronics - 0.1%
ManTech International Corp., 7.25%, 2018	$380,000	$396,150

Electrical Equipment - 0.0%
Avaya, Inc., 9.75%, 2015	$165,000	$165,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electronics - 0.2%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$695,000	$764,500
Freescale Semiconductor, Inc., 8.05%, 2020	230,000	227,700
Sensata Technologies B.V., 6.5%, 2019 (n)	655,000	692,663

		$1,684,863
Emerging Market Quasi-Sovereign - 4.3%
Abu Dhabi National Energy Co. PJSC (TAQA), 5.875%, 2021 (n)	$955,000	$1,000,362
Banco del Estado de Chile, 3.875%, 2022 (z)	190,000	188,575
Banco do Brasil S.A., 3.875%, 2017	1,472,000	1,483,040
Banco do Brasil S.A., 5.875%, 2022 (n)	1,535,000	1,577,212
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)	278,000	289,820
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	1,236,000	1,237,236
Banco Nacional de Desenvolvimento Economico e Social, 6.5%, 2019	509,000	595,530
Biz Finance PLC, 8.375%, 2015	1,153,000	1,080,937
BNDES Participacoes S.A., 6.5%, 2019 (n)	248,000	290,160
Centrais Eletricas Brasileiras S.A., 5.75%, 2021 (n)	1,531,000	1,664,962
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	540,000	574,234
CNPC (HK) Overseas Capital Ltd., 5.95%, 2041 (n)	205,000	231,889
Comision Federal de Electricidad, 5.75%, 2042 (z)	1,575,000	1,578,937
Corporacion Financiera de Desarrollo S.A., 4.75%, 2022 (z)	252,000	253,562
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	349,000	357,376
Development Bank of Kazakhstan, 5.5%, 2015 (n)	427,000	448,350
Dolphin Energy Ltd., 5.5%, 2021 (z)	400,000	413,600
Ecopetrol S.A., 7.625%, 2019	772,000	966,930
Empresa Nacional del Petroleo, 4.75%, 2021 (n)	1,290,000	1,332,960
Gaz Capital S.A., 8.125%, 2014 (n)	784,000	870,240
Gaz Capital S.A., 9.25%, 2019	535,000	665,406
Gaz Capital S.A., 5.999%, 2021 (n)	2,212,000	2,330,895
Majapahit Holding B.V., 7.75%, 2020	1,351,000	1,651,597
Naftogaz Ukraine, 9.5%, 2014	753,000	736,999
OJSC Russian Agricultural Bank, FRN, 6%, 2021 (n)	1,981,000	1,961,190
Pemex Project Funding Master Trust, 6.625%, 2035	1,446,000	1,648,440
Petrobras International Finance Co., 7.875%, 2019	566,000	696,180
Petrobras International Finance Co., 5.375%, 2021	2,500,000	2,687,795
Petroleos Mexicanos, 5.5%, 2021	1,465,000	1,606,812
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	979,125	998,707
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	642,000	688,545
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	391,003	420,328
Sberbank of Russia, 6.125%, 2022 (z)	379,000	386,012
Transnet Ltd., 4.5%, 2016 (n)	202,000	209,391
Turkiye Ihracat Kredi Bankasi A.S., 5.375%, 2016 (n)	200,000	203,000

		$33,327,209

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - 4.6%
Dominican Republic, 7.5%, 2021 (n)	$723,000	$739,990
Republic of Argentina, 7%, 2015	1,085,000	1,014,957
Republic of Argentina, 8.75%, 2017	1,146,000	1,143,135
Republic of Colombia, 6.125%, 2041	562,000	690,417
Republic of Indonesia, 6.875%, 2018	1,100,000	1,329,625
Republic of Indonesia, 4.875%, 2021 (n)	2,623,000	2,875,464
Republic of Latvia, 5.25%, 2017 (z)	237,000	242,333
Republic of Lithuania, 6.625%, 2022 (n)	1,794,000	1,928,550
Republic of Panama, 8.875%, 2027	427,000	654,378
Republic of Peru, 7.35%, 2025	787,000	1,061,663
Republic of Peru, 5.625%, 2050	139,000	152,900
Republic of Philippines, 5.5%, 2026	1,293,000	1,485,334
Republic of Philippines, 7.75%, 2031	389,000	544,114
Republic of Philippines, 6.375%, 2034	665,000	832,081
Republic of Poland, 5%, 2022	236,000	250,467
Republic of Romania, 6.75%, 2022 (n)	1,816,000	1,865,940
Republic of Serbia, 7.25%, 2021 (n)	200,000	202,000
Republic of South Africa, 5.5%, 2020	1,035,000	1,176,019
Republic of South Africa, 4.665%, 2024	1,655,000	1,725,338
Republic of South Africa, 6.25%, 2041	655,000	775,356
Republic of Turkey, 5.625%, 2021	1,594,000	1,657,760
Republic of Turkey, 6.25%, 2022	505,000	541,613
Republic of Uruguay, 8%, 2022	319,500	436,597
Republic of Uruguay, 7.625%, 2036	304,000	419,824
Republic of Venezuela, 7.75%, 2019	449,000	380,078
Republic of Venezuela, 12.75%, 2022	1,240,000	1,326,800
Republic of Venezuela, 9.25%, 2027	1,659,000	1,501,395
Republic of Venezuela, 7%, 2038	921,000	663,120
Republic of Vietnam, 6.875%, 2016	994,000	1,078,490
Russian Federation, 7.5%, 2030	1,361,885	1,624,048
United Mexican States, 5.125%, 2020	1,672,000	1,910,260
United Mexican States, 3.625%, 2022	3,416,000	3,484,320

		$35,714,366
Energy - Independent - 2.1%
ATP Oil & Gas Corp., 11.875%, 2015	$280,000	$182,000
Bill Barrett Corp., 9.875%, 2016	305,000	337,025
BreitBurn Energy Partners LP, 8.625%, 2020	230,000	249,550
BreitBurn Energy Partners LP, 7.875%, 2022 (z)	280,000	293,300
Carrizo Oil & Gas, Inc., 8.625%, 2018	440,000	457,600
Chaparral Energy, Inc., 8.875%, 2017	740,000	771,450
Chesapeake Energy Corp., 6.875%, 2020	265,000	278,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Concho Resources, Inc., 8.625%, 2017	$670,000	$753,750
Concho Resources, Inc., 6.5%, 2022	430,000	477,300
Connacher Oil & Gas Ltd., 8.5%, 2019 (n)	215,000	209,625
Continental Resources, Inc., 8.25%, 2019	295,000	331,137
Denbury Resources, Inc., 8.25%, 2020	645,000	735,300
Energy XXI Gulf Coast, Inc., 9.25%, 2017	720,000	797,400
EXCO Resources, Inc., 7.5%, 2018	890,000	796,550
Harvest Operations Corp., 6.875%, 2017 (n)	920,000	971,750
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	175,000	192,500
Laredo Petroleum, Inc., 9.5%, 2019	325,000	358,313
LINN Energy LLC, 6.5%, 2019 (n)	145,000	147,900
LINN Energy LLC, 8.625%, 2020	465,000	516,150
LINN Energy LLC, 7.75%, 2021	385,000	413,875
Newfield Exploration Co., 6.625%, 2016	590,000	604,750
Newfield Exploration Co., 6.875%, 2020	490,000	529,200
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	1,691,000	1,762,868
Pioneer Natural Resources Co., 7.5%, 2020	850,000	1,050,405
QEP Resources, Inc., 6.875%, 2021	590,000	651,950
Quicksilver Resources, Inc., 9.125%, 2019	110,000	110,825
Range Resources Corp., 8%, 2019	420,000	468,300
SandRidge Energy, Inc., 8%, 2018 (n)	820,000	848,700
SM Energy Co., 6.5%, 2021 (n)	455,000	491,400
Swift Energy Co., 7.875%, 2022 (n)	240,000	250,800
Whiting Petroleum Corp., 6.5%, 2018	390,000	419,737

		$16,459,660
Energy - Integrated - 0.5%
Listrindo Capital B.V., 6.95%, 2019 (z)	$200,000	$201,612
LUKOIL International Finance B.V., 6.125%, 2020 (n)	1,631,000	1,704,395
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	1,928,000	2,101,520

		$4,007,527
Engineering - Construction - 0.0%
B-Corp. Merger Sub, Inc., 8.25%, 2019 (n)	$280,000	$285,600

Entertainment - 0.2%
AMC Entertainment, Inc., 8.75%, 2019	$405,000	$422,212
AMC Entertainment, Inc., 9.75%, 2020	870,000	813,450
Cinemark USA, Inc., 8.625%, 2019	555,000	617,437

		$1,853,099
Financial Institutions - 1.5%
Ally Financial, Inc., 5.5%, 2017	$930,000	$941,927

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - continued
CIT Group, Inc., 5.25%, 2014 (n)		$425,000	$434,562
CIT Group, Inc., 7%, 2016		497,318	497,940
CIT Group, Inc., 7%, 2017		2,430,000	2,430,000
CIT Group, Inc., 6.625%, 2018 (n)		864,000	930,960
CIT Group, Inc., 5.5%, 2019 (z)		625,000	638,281
Credit Acceptance Corp., 9.125%, 2017 (z)		210,000	223,125
Credit Acceptance Corp., 9.125%, 2017		385,000	410,025
GMAC, Inc., 8%, 2031		90,000	100,462
Icahn Enterprises LP, 8%, 2018 (z)		578,000	612,680
International Lease Finance Corp., 8.75%, 2017		610,000	689,300
International Lease Finance Corp., 7.125%, 2018 (n)		637,000	713,440
Nationstar Mortgage LLC, 10.875%, 2015		910,000	946,400
PHH Corp., 9.25%, 2016		345,000	346,725
SLM Corp., 8.45%, 2018		135,000	151,200
SLM Corp., 8%, 2020		1,335,000	1,468,500
SLM Corp., 7.25%, 2022		120,000	126,750

			$11,662,277
Food & Beverages - 0.5%
ARAMARK Corp., 8.5%, 2015		$160,000	$164,202
B&G Foods, Inc., 7.625%, 2018		605,000	655,669
Corporacion Jose R Lindey S.A., 6.75%, 2021 (n)		630,000	675,675
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)		283,000	291,721
JBS USA LLC/JBS USA Finance, 8.25%, 2020 (z)		290,000	299,425
Pinnacle Foods Finance LLC, 9.25%, 2015		305,000	313,388
Pinnacle Foods Finance LLC, 10.625%, 2017		355,000	375,191
Pinnacle Foods Finance LLC, 8.25%, 2017		585,000	633,263
Sigma Alimentos S.A., 5.625%, 2018 (n)		190,000	197,125
TreeHouse Foods, Inc., 7.75%, 2018		175,000	191,625

			$3,797,284
Forest & Paper Products - 0.5%
Boise, Inc., 8%, 2020		$735,000	$806,662
Cascades, Inc., 7.75%, 2017		350,000	358,750
Georgia-Pacific Corp., 8%, 2024		565,000	731,383
Graphic Packaging Holding Co., 7.875%, 2018		630,000	693,000
Inversiones CMPC S.A., 4.75%, 2018 (n)		525,000	550,303
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	225,000	322,999
Tembec Industries, Inc., 11.25%, 2018 (z)		$90,000	96,750
Tembec Industries, Inc., 11.25%, 2018		330,000	354,750

			$3,914,597

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - 1.2%
Boyd Gaming Corp., 7.125%, 2016	$565,000	$542,400
Caesars Operating Escrow LLC, 8.5%, 2020 (z)	640,000	652,800
Firekeepers Development Authority, 13.875%, 2015 (n)	180,000	201,825
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)	505,000	316
GWR Operating Partnership LLP, 10.875%, 2017	145,000	162,400
Harrah’s Operating Co., Inc., 11.25%, 2017	1,015,000	1,111,425
Harrah’s Operating Co., Inc., 10%, 2018	522,000	403,245
Host Hotels & Resorts, Inc., 6.75%, 2016	560,000	578,900
MGM Mirage, 10.375%, 2014	35,000	39,813
MGM Mirage, 6.625%, 2015	585,000	592,313
MGM Mirage, 7.5%, 2016	90,000	91,575
MGM Resorts International, 11.375%, 2018	650,000	767,000
MGM Resorts International, 9%, 2020	745,000	832,538
Penn National Gaming, Inc., 8.75%, 2019	628,000	704,930
Pinnacle Entertainment, Inc., 8.75%, 2020	390,000	412,425
Seven Seas Cruises S. de R.L., 9.125%, 2019 (n)	580,000	597,400
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	315,000	366,188
Wyndham Worldwide Corp., 7.375%, 2020	320,000	391,342
Wynn Las Vegas LLC, 7.75%, 2020	480,000	541,200

		$8,990,035
Industrial - 0.3%
Altra Holdings, Inc., 8.125%, 2016	$230,000	$248,975
Dematic S.A., 8.75%, 2016 (z)	855,000	884,925
Hillman Group, Inc., 10.875%, 2018	440,000	460,900
Hyva Global B.V., 8.625%, 2016 (n)	400,000	342,000
Mueller Water Products, Inc., 8.75%, 2020	263,000	294,560

		$2,231,360
Insurance - 0.2%
American International Group, Inc., 8.25%, 2018	$485,000	$580,914
American International Group, Inc., 8.175% to 2038, FRN to 2068	485,000	513,494
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	300,000	369,000

		$1,463,408
Insurance - Health - 0.1%
AMERIGROUP Corp., 7.5%, 2019	$425,000	$467,500

Insurance - Property & Casualty - 0.2%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$700,000	$913,500
USI Holdings Corp., 9.75%, 2015 (z)	205,000	205,513
XL Group PLC, 6.5% to 2017, FRN to 2049	635,000	538,162

		$1,657,175

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
International Market Quasi-Sovereign - 0.1%
Israel Electric Corp. Ltd., 6.7%, 2017 (z)	$402,000	$410,993

International Market Sovereign - 0.3%
Republic of Iceland, 4.875%, 2016 (n)	$1,933,000	$1,931,740

Local Authorities - 0.1%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 2043	$115,000	$138,128
Port Authority NY & NJ (168th Series), 4.926%, 2051	395,000	424,886
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 2040	15,000	17,994
State of California (Build America Bonds), 7.625%, 2040	65,000	86,371
University of California Rev. (Build America Bonds), 5.77%, 2043	60,000	72,475

		$739,854
Machinery & Tools - 0.4%
Case Corp., 7.25%, 2016	$85,000	$93,712
Case New Holland, Inc., 7.875%, 2017	1,105,000	1,298,375
CNH Capital LLC, 6.25%, 2016 (n)	140,000	150,500
Rental Service Corp., 9.5%, 2014	90,000	92,925
RSC Equipment Rental, Inc., 8.25%, 2021	830,000	879,800
UR Financing Escrow Corp., 5.75%, 2018 (z)	265,000	272,288
UR Financing Escrow Corp., 7.625%, 2022 (z)	267,000	276,345

		$3,063,945
Major Banks - 0.1%
Bank of America Corp., 5.65%, 2018	$530,000	$549,868
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (a)(d)(n)	100,000	80,250
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	580,000	479,950

		$1,110,068
Medical & Health Technology & Services - 1.5%
Biomet, Inc., 10%, 2017	$185,000	$200,956
Biomet, Inc., 10.375%, 2017 (p)	110,000	119,762
Biomet, Inc., 11.625%, 2017	695,000	758,419
Davita, Inc., 6.375%, 2018	1,285,000	1,362,100
Davita, Inc., 6.625%, 2020	455,000	487,987
Emdeon, Inc., 11%, 2019 (n)	230,000	257,600
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	175,000	202,125
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (z)	330,000	351,450
HCA, Inc., 8.5%, 2019	2,010,000	2,251,200
HCA, Inc., 7.5%, 2022	465,000	503,362

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 5.875%, 2022	$250,000	$256,250
HealthSouth Corp., 8.125%, 2020	900,000	989,437
Physio-Control International, Inc., 9.875%, 2019 (z)	330,000	346,500
Teleflex, Inc., 6.875%, 2019	365,000	393,288
Tenet Healthcare Corp., 9.25%, 2015	480,000	532,800
United Surgical Partners International, Inc., 8.875%, 2017	845,000	881,969
United Surgical Partners International, Inc., 10%, 2017 (p)	120,000	124,500
Universal Health Services, Inc., 7%, 2018	765,000	818,550
Universal Hospital Services, Inc., 8.5%, 2015 (p)	275,000	283,250
Universal Hospital Services, Inc., FRN, 4.121%, 2015	65,000	61,588
Vanguard Health Systems, Inc., 8%, 2018	290,000	305,225

		$11,488,318
Metals & Mining - 1.2%
AK Steel Corp., 7.625%, 2020	$345,000	$347,156
Cloud Peak Energy, Inc., 8.25%, 2017	845,000	902,037
Cloud Peak Energy, Inc., 8.5%, 2019	405,000	440,437
Consol Energy, Inc., 8%, 2017	320,000	348,000
Consol Energy, Inc., 8.25%, 2020	70,000	76,300
Fortescue Metals Group Ltd., 6.875%, 2018 (n)	135,000	142,425
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	970,000	1,071,850
Gold Fields Orogen Holding Ltd., 4.875%, 2020 (n)	1,093,000	1,041,144
Peabody Energy Corp., 6%, 2018 (n)	230,000	240,925
Peabody Energy Corp., 6.25%, 2021 (n)	230,000	240,925
Southern Copper Corp., 6.75%, 2040	1,656,000	1,803,985
Vale Overseas Ltd., 5.625%, 2019	1,134,000	1,286,871
Vale Overseas Ltd., 4.375%, 2022	1,000,000	1,036,260
Vale Overseas Ltd., 6.875%, 2039	273,000	336,321

		$9,314,636
Mortgage-Backed - 5.6%
Fannie Mae, 4.325%, 2013	$140,431	$143,563
Fannie Mae, 4.374%, 2013	121,788	125,271
Fannie Mae, 4.518%, 2013	87,753	89,345
Fannie Mae, 5.159%, 2013	48,060	50,182
Fannie Mae, 5.37%, 2013	91,620	93,903
Fannie Mae, 4.562%, 2014	74,239	78,546
Fannie Mae, 4.61%, 2014	119,691	126,441
Fannie Mae, 4.777%, 2014	170,790	178,368
Fannie Mae, 4.88%, 2014	96,651	103,592
Fannie Mae, 4.935%, 2014	156,539	164,422
Fannie Mae, 5.1%, 2014 - 2019	332,401	362,724
Fannie Mae, 4.56%, 2015	71,211	76,730

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.564%, 2015	$263,979	$281,153
Fannie Mae, 4.6%, 2015 - 2019	155,876	176,079
Fannie Mae, 4.69%, 2015	187,704	202,295
Fannie Mae, 4.7%, 2015	140,554	152,512
Fannie Mae, 4.78%, 2015	79,731	86,892
Fannie Mae, 4.79%, 2015	120,886	131,706
Fannie Mae, 4.81%, 2015	179,706	195,873
Fannie Mae, 4.815%, 2015	107,422	116,706
Fannie Mae, 4.85%, 2015	173,407	187,166
Fannie Mae, 4.856%, 2015	62,835	68,415
Fannie Mae, 4.86%, 2015	153,498	165,314
Fannie Mae, 4.893%, 2015	255,774	280,043
Fannie Mae, 5.034%, 2015	125,221	138,783
Fannie Mae, 5.275%, 2015	127,599	139,388
Fannie Mae, 5.465%, 2015	476,441	528,220
Fannie Mae, 5.5%, 2015 - 2040	6,424,850	7,008,454
Fannie Mae, 5.09%, 2016	64,006	70,548
Fannie Mae, 5.152%, 2016	301,050	336,332
Fannie Mae, 5.273%, 2016	314,763	353,420
Fannie Mae, 5.35%, 2016	99,593	111,494
Fannie Mae, 5.395%, 2016	105,718	118,355
Fannie Mae, 5.423%, 2016	120,483	136,298
Fannie Mae, 5.45%, 2016	110,000	125,014
Fannie Mae, 5.724%, 2016	228,943	261,306
Fannie Mae, 5.845%, 2016	41,852	45,687
Fannie Mae, 5.93%, 2016	112,283	126,352
Fannie Mae, 2.71%, 2017	57,717	60,340
Fannie Mae, 3.308%, 2017	444,014	476,873
Fannie Mae, 5.05%, 2017 - 2019	121,525	135,944
Fannie Mae, 5.482%, 2017	222,354	255,300
Fannie Mae, 5.506%, 2017	66,800	75,237
Fannie Mae, 6%, 2017 - 2038	2,575,006	2,841,700
Fannie Mae, 6.5%, 2017 - 2037	774,385	879,277
Fannie Mae, 2.578%, 2018	900,000	930,742
Fannie Mae, 3.8%, 2018	90,785	99,149
Fannie Mae, 3.848%, 2018	298,395	327,720
Fannie Mae, 3.91%, 2018	118,581	129,933
Fannie Mae, 3.99%, 2018	150,000	165,319
Fannie Mae, 4%, 2018	118,684	130,704
Fannie Mae, 4.19%, 2018	108,844	120,831
Fannie Mae, 5.16%, 2018	216,477	240,766
Fannie Mae, 5.34%, 2018	376,962	432,798

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.45%, 2019	$91,398	$102,740
Fannie Mae, 4.5%, 2019 - 2041	2,445,261	2,619,536
Fannie Mae, 4.67%, 2019	28,000	31,682
Fannie Mae, 4.83%, 2019	72,715	82,408
Fannie Mae, 4.876%, 2019	114,172	129,944
Fannie Mae, 5%, 2019 - 2041	4,692,864	5,086,186
Fannie Mae, 5.08%, 2019	24,121	27,342
Fannie Mae, 5.51%, 2019	116,202	132,903
Fannie Mae, 3.87%, 2020	71,499	78,173
Fannie Mae, 4.14%, 2020	43,180	47,873
Fannie Mae, 5.19%, 2020	111,574	126,591
Fannie Mae, 4.5%, 2025	139,277	149,109
Fannie Mae, 3.5%, 2042	772,986	801,340
Freddie Mac, 3.882%, 2017	335,000	370,166
Freddie Mac, 5%, 2017 - 2040	1,102,661	1,188,602
Freddie Mac, 6%, 2017 - 2038	1,299,949	1,441,972
Freddie Mac, 2.412%, 2018 (n)	1,000,000	1,024,415
Freddie Mac, 2.699%, 2018	115,000	119,883
Freddie Mac, 3.154%, 2018	478,000	509,397
Freddie Mac, 4.186%, 2019	146,000	162,917
Freddie Mac, 5.085%, 2019	162,000	187,442
Freddie Mac, 2.757%, 2020	288,870	303,083
Freddie Mac, 3.32%, 2020	261,571	281,037
Freddie Mac, 4.224%, 2020	99,963	111,600
Freddie Mac, 4.251%, 2020	230,000	256,543
Freddie Mac, 4.5%, 2024 - 2041	298,340	316,719
Freddie Mac, 5.5%, 2024 - 2038	1,518,036	1,659,448
Freddie Mac, 4%, 2025	998,204	1,055,801
Freddie Mac, 6.5%, 2037 - 2038	210,416	237,022
Freddie Mac, 3.5%, 2041 - 2042	423,582	438,445
Ginnie Mae, 4.5%, 2033 - 2041	2,097,883	2,299,239
Ginnie Mae, 5.5%, 2033 - 2040	988,227	1,102,070
Ginnie Mae, 3.5%, 2042	349,397	367,099
Ginnie Mae, 5.612%, 2058	296,716	318,357
Ginnie Mae, 6.357%, 2058	224,916	240,511

		$43,847,120
Municipals - 0.0%
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 2021	$190,000	$235,712

Natural Gas - Distribution - 0.1%
AmeriGas Finance LLC, 6.75%, 2020	$475,000	$489,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Distribution - continued
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	$270,000	$238,950

		$728,200
Natural Gas - Pipeline - 0.8%
Atlas Pipeline Partners LP, 8.75%, 2018	$300,000	$321,000
Atlas Pipeline Partners LP/Finance Corp., 8.75%, 2018 (n)	440,000	468,600
Crosstex Energy, Inc., 8.875%, 2018	1,000,000	1,085,000
El Paso Corp., 7%, 2017	545,000	609,004
El Paso Corp., 7.75%, 2032	1,370,000	1,631,256
Energy Transfer Equity LP, 7.5%, 2020	1,090,000	1,248,050
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	537,000	581,308
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	71,000	75,970
Rockies Express Pipeline, 5.625%, 2020 (n)	267,000	240,300

		$6,260,488
Network & Telecom - 0.5%
Cincinnati Bell, Inc., 8.25%, 2017	$260,000	$268,450
Cincinnati Bell, Inc., 8.75%, 2018	290,000	276,225
Citizens Communications Co., 9%, 2031	260,000	253,500
Eileme 2 AB, 11.625%, 2020 (n)	400,000	420,000
Frontier Communications Corp., 8.125%, 2018	795,000	856,612
Qwest Communications International, Inc., 7.125%, 2018 (n)	780,000	834,600
Windstream Corp., 8.125%, 2018	150,000	164,250
Windstream Corp., 7.75%, 2020	680,000	742,900
Windstream Corp., 7.75%, 2021	130,000	142,025

		$3,958,562
Oil Services - 0.4%
Afren PLC, 11.5%, 2016 (n)	$200,000	$212,000
Chesapeake Energy Corp., 6.625%, 2019 (n)	175,000	178,500
Dresser-Rand Group, Inc., 6.5%, 2021 (n)	90,000	94,275
Edgen Murray Corp., 12.25%, 2015	280,000	285,600
Expro Finance Luxembourg, 8.5%, 2016 (n)	310,000	278,225
Pioneer Drilling Co., 9.875%, 2018	365,000	390,550
Pioneer Drilling Co., 9.875%, 2018 (n)	230,000	246,100
QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 2018 (n)	1,385,358	1,416,528
Unit Corp., 6.625%, 2021	70,000	71,663

		$3,173,441
Other Banks & Diversified Financials - 1.1%
Alfa Bank, 7.75%, 2021 (n)	$1,194,000	$1,185,045
Banco de Credito del Peru, FRN, 6.875%, 2026 (n)	108,000	116,910
Banco PanAmericano S.A., 8.5%, 2020 (n)	1,233,000	1,356,300

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Bancolombia S.A., 5.95%, 2021		$1,374,000	$1,425,525
BBVA Bancomer S.A. Texas, 6.5%, 2021 (n)		1,078,000	1,099,560
BBVA Continental, 5.75%, 2017 (n)		500,000	518,750
Capital One Financial Corp., 10.25%, 2039		640,000	667,200
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		130,000	133,600
Grupo Aval Ltd., 5.25%, 2017 (n)		267,000	275,010
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		330,000	282,315
Santander UK PLC, 8.963% to 2030, FRN to 2049		1,324,000	1,322,345

			$8,382,560
Pharmaceuticals - 0.1%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	325,000	$465,472
Valeant Pharmaceuticals International, Inc., 6.5%, 2016 (z)		$205,000	209,100
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		345,000	349,744

			$1,024,316
Pollution Control - 0.1%
WCA Waste Corp., 7.5%, 2019 (n)		$885,000	$896,062

Precious Metals & Minerals - 0.0%
ALROSA Finance S.A., 7.75%, 2020 (n)		$203,000	$215,434

Printing & Publishing - 0.1%
American Media, Inc., 13.5%, 2018 (z)		$26,083	$20,084
Nielsen Finance LLC, 11.5%, 2016		204,000	236,130
Nielsen Finance LLC, 7.75%, 2018		385,000	428,313

			$684,527
Railroad & Shipping - 0.0%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021		$145,000	$156,600

Real Estate - 0.3%
CB Richard Ellis Group, Inc., 11.625%, 2017		$235,000	$271,425
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		140,000	132,650
Entertainment Properties Trust, REIT, 7.75%, 2020		715,000	763,556
Kennedy Wilson, Inc., 8.75%, 2019		210,000	216,825
MPT Operating Partnership LP, REIT, 6.875%, 2021		940,000	999,338

			$2,383,794
Retailers - 0.8%
Academy Ltd., 9.25%, 2019 (n)		$425,000	$429,250
Burlington Coat Factory Warehouse Corp., 10%, 2019		575,000	590,094
J. Crew Group, Inc., 8.125%, 2019		385,000	385,481

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - continued
Limited Brands, Inc., 6.9%, 2017	$1,110,000	$1,237,650
Limited Brands, Inc., 6.95%, 2033	60,000	58,200
Neiman Marcus Group, Inc., 10.375%, 2015	630,000	655,994
QVC, Inc., 7.375%, 2020 (n)	680,000	753,100
Rite Aid Corp., 9.375%, 2015	285,000	293,550
Sally Beauty Holdings, Inc., 6.875%, 2019 (n)	225,000	241,875
Toys “R” Us Property Co. II LLC, 8.5%, 2017	625,000	660,938
Toys “R” Us, Inc., 10.75%, 2017	580,000	643,075
Yankee Acquisition Corp., 8.5%, 2015	110,000	112,614
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	470,000	455,312

		$6,517,133
Specialty Chemicals - 0.0%
Koppers, Inc., 7.875%, 2019	$180,000	$192,600

Specialty Stores - 0.1%
Michaels Stores, Inc., 11.375%, 2016	$125,000	$132,488
Michaels Stores, Inc., 7.75%, 2018	945,000	999,338

		$1,131,826
Steel - 0.1%
JSC Severstal, 6.25%, 2016 (n)	$1,097,000	$1,102,771

Telecommunications - Wireless - 1.8%
America Movil S.A.B. de C.V., 5%, 2020	$877,000	$996,009
Clearwire Corp., 12%, 2015 (n)	650,000	632,125
Cricket Communications, Inc., 7.75%, 2016	500,000	532,500
Cricket Communications, Inc., 7.75%, 2020	665,000	661,675
Crown Castle International Corp., 9%, 2015	170,000	187,425
Crown Castle International Corp., 7.125%, 2019	1,235,000	1,352,325
Digicel Group Ltd., 8.25%, 2017 (n)	160,000	169,600
Digicel Group Ltd., 10.5%, 2018 (n)	895,000	975,550
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	1,499,000	1,592,687
MetroPCS Wireless, Inc., 7.875%, 2018	215,000	230,588
MetroPCS Wireless, Inc., 6.625%, 2020	100,000	103,000
Net Servicos de Comunicacao S.A., 7.5%, 2020	1,435,000	1,686,125
Sprint Capital Corp., 6.875%, 2028	325,000	253,500
Sprint Nextel Corp., 6%, 2016	595,000	541,450
Sprint Nextel Corp., 8.375%, 2017	870,000	852,600
Sprint Nextel Corp., 9%, 2018 (n)	235,000	262,025
VimpelCom Ltd., 7.504%, 2022 (n)	1,337,000	1,310,929
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,070,000	1,096,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	$400,000	$390,000

		$13,826,863
Telephone Services - 0.4%
Brasil Telecom S.A., 5.75%, 2022 (z)	$2,391,000	$2,450,775
Cogent Communications Group, Inc., 8.375%, 2018 (n)	105,000	110,512
Level 3 Financing, Inc., 9.375%, 2019	420,000	464,100
Level 3 Financing, Inc., 8.625%, 2020 (z)	245,000	261,538

		$3,286,925
Transportation - 0.0%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$298,000	$247,340

Transportation - Services - 0.6%
ACL I Corp., 11.375%, 2016 (n)(p)	$383,129	$364,425
Aguila American Resources Ltd., 7.875%, 2018 (n)	845,000	888,306
Avis Budget Car Rental LLC , 9.75%, 2020	185,000	202,575
CEVA Group PLC, 8.375%, 2017 (z)	470,000	468,825
Commercial Barge Line Co., 12.5%, 2017	820,000	913,275
Hertz Corp., 7.5%, 2018	425,000	458,469
Navios Maritime Acquisition Corp., 8.625%, 2017	555,000	462,038
Navios Maritime Holdings, Inc., 8.875%, 2017	110,000	108,900
Swift Services Holdings, Inc., 10%, 2018	470,000	514,063

		$4,380,876
U.S. Government Agencies and Equivalents - 0.2%
Aid-Egypt, 4.45%, 2015	$170,000	$191,731
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	25,000	24,967
Freddie Mac, 2.375%, 2022	680,000	687,705
Small Business Administration, 6.34%, 2021	170,035	188,463
Small Business Administration, 6.07%, 2022	172,815	191,346
Small Business Administration, 5.16%, 2028	225,281	252,939

		$1,537,151
U.S. Treasury Obligations - 10.2%
U.S. Treasury Bonds, 9.25%, 2016	$47,000	$62,907
U.S. Treasury Bonds, 6.375%, 2027	106,000	157,774
U.S. Treasury Bonds, 5.25%, 2029	3,921,000	5,307,442
U.S. Treasury Bonds, 4.5%, 2036	70,000	89,009
U.S. Treasury Bonds, 4.375%, 2038	638,000	800,092
U.S. Treasury Bonds, 4.5%, 2039	5,283,000	6,767,195
U.S. Treasury Notes, 1.375%, 2012 (f)	18,049,000	18,096,234
U.S. Treasury Notes, 1.375%, 2012	750,000	755,625

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 1.375%, 2013	$16,778,000	$16,980,510
U.S. Treasury Notes, 3.125%, 2013	305,000	318,737
U.S. Treasury Notes, 4%, 2014	18,000	19,298
U.S. Treasury Notes, 1.875%, 2014	417,000	430,813
U.S. Treasury Notes, 4%, 2015	1,397,000	1,542,812
U.S. Treasury Notes, 2.125%, 2015	14,254,000	14,999,000
U.S. Treasury Notes, 2.625%, 2018	955,000	1,038,339
U.S. Treasury Notes, 2.75%, 2019	1,590,000	1,736,081
U.S. Treasury Notes, 3.125%, 2019	454,000	506,919
U.S. Treasury Notes, 3.5%, 2020	8,997,000	10,300,863

		$79,909,650
Utilities - Electric Power - 1.2%
AES Corp., 8%, 2017	$570,000	$656,925
Atlantic Power Corp., 9%, 2018 (z)	250,000	255,000
Calpine Corp., 8%, 2016 (n)	675,000	734,062
Calpine Corp., 7.875%, 2020 (n)	590,000	651,950
Covanta Holding Corp., 7.25%, 2020	705,000	752,083
Dolphin Subsidiary ll, Inc., 7.25%, 2021 (n)	340,000	387,600
Edison Mission Energy, 7%, 2017	375,000	251,250
EDP Finance B.V., 6%, 2018 (n)	865,000	736,323
Empresa de Energia de Bogota S.A., 6.125%, 2021 (n)	200,000	210,000
Enel Finance International S.A., 6%, 2039 (n)	195,000	178,329
Energy Future Holdings Corp., 10%, 2020	225,000	243,281
Energy Future Holdings Corp., 10%, 2020	1,795,000	1,949,819
Energy Future Holdings Corp., 11.75%, 2022 (z)	240,000	246,000
GenOn Energy, Inc., 9.5%, 2018	380,000	362,900
GenOn Energy, Inc., 9.875%, 2020	675,000	632,812
NRG Energy, Inc., 7.375%, 2017	150,000	155,625
NRG Energy, Inc., 8.25%, 2020	1,160,000	1,174,500
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	195,000	131,625

		$9,710,084
Total Bonds (Identified Cost, $409,524,409)		$422,451,539

Common Stocks - 40.1%
Aerospace - 0.5%
Lockheed Martin Corp.	26,199	$2,316,254
Northrop Grumman Corp.	28,004	1,674,919

		$3,991,173
Automotive - 0.4%
Accuride Corp. (a)	5,511	$43,812

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Automotive - continued
Johnson Controls, Inc.	30,580	$997,825
Lear Corp.	39,322	1,777,748

		$2,819,385
Broadcasting - 0.1%
CBS Corp., “B”	23,110	$690,989
New Young Broadcasting Holding Co., Inc. (a)	21	58,800

		$749,789
Brokerage & Asset Managers - 0.2%
Blackrock, Inc.	5,528	$1,100,072
CME Group, Inc.	2,056	595,191

		$1,695,263
Cable TV - 0.4%
Comcast Corp., “A”	24,332	$714,874
Time Warner Cable, Inc.	33,072	2,623,932

		$3,338,806
Chemicals - 0.1%
CF Industries Holdings, Inc.	4,730	$879,780

Computer Software - 0.1%
Oracle Corp.	15,996	$468,203

Computer Software - Systems - 0.2%
Seagate Technology PLC	47,056	$1,235,691
Western Digital Corp. (a)	16,448	645,584

		$1,881,275
Construction - 0.4%
Owens Corning (a)	67,590	$2,139,224
Stanley Black & Decker, Inc.	15,100	1,159,680

		$3,298,904
Consumer Products - 0.3%
Avon Products, Inc.	36,584	$683,755
Kimberly-Clark Corp.	14,210	1,035,625
Newell Rubbermaid, Inc.	40,421	739,704

		$2,459,084
Electrical Equipment - 0.7%
General Electric Co.	168,980	$3,219,069

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - continued
Tyco International Ltd.	38,030	$1,970,715

		$5,189,784
Electronics - 0.6%
Intel Corp.	67,676	$1,819,131
KLA-Tencor Corp.	35,120	1,699,808
Microchip Technology, Inc.	33,660	1,214,116

		$4,733,055
Energy - Independent - 0.4%
Energy XXI (Bermuda) Ltd. (a)	18,438	$690,134
Marathon Oil Corp.	38,412	1,301,783
WPX Energy, Inc. (a)	44,581	809,591

		$2,801,508
Energy - Integrated - 1.6%
Chevron Corp.	62,710	$6,842,915
ConocoPhillips	20,685	1,583,437
Exxon Mobil Corp.	46,054	3,983,671

		$12,410,023
Food & Beverages - 0.5%
Bunge Ltd.	18,220	$1,226,570
Coca-Cola Enterprises, Inc.	50,260	1,452,514
Dr Pepper Snapple Group, Inc.	18,601	707,768
General Mills, Inc.	19,113	732,219

		$4,119,071
Food & Drug Stores - 0.4%
CVS Caremark Corp.	36,520	$1,647,052
Kroger Co.	53,970	1,283,946

		$2,930,998
Forest & Paper Products - 0.3%
Domtar Corp.	10,890	$1,044,024
International Paper Co.	30,358	1,067,084

		$2,111,108
General Merchandise - 0.3%
Macy’s, Inc.	63,165	$2,398,375

Health Maintenance Organizations - 0.5%
Aetna, Inc.	57,736	$2,699,735

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Health Maintenance Organizations - continued
Humana, Inc.	11,165	$972,472

		$3,672,207
Insurance - 1.7%
ACE Ltd.	19,993	$1,433,698
Aflac, Inc.	55,117	2,604,278
Allied World Assurance Co.	29,679	1,957,924
Chubb Corp.	26,260	1,784,630
Hartford Financial Services Group, Inc.	40,410	836,891
MetLife, Inc.	9,485	365,647
Principal Financial Group, Inc.	30,260	836,992
Prudential Financial, Inc.	44,248	2,706,208
Validus Holdings Ltd.	21,780	664,072

		$13,190,340
Internet - 0.1%
Google, Inc., “A” (a)	1,630	$1,007,747

Leisure & Toys - 0.3%
Activision Blizzard, Inc.	55,530	$663,583
Mattel, Inc.	52,200	1,693,368

		$2,356,951
Machinery & Tools - 0.1%
Pitney Bowes, Inc.	22,860	$414,452

Major Banks - 1.9%
Bank of America Corp.	115,956	$924,169
Bank of New York Mellon Corp.	69,630	1,539,519
JPMorgan Chase & Co.	151,482	5,944,154
KeyCorp	193,268	1,565,471
Morgan Stanley	41,356	766,740
PNC Financial Services Group, Inc.	45,505	2,708,458
Wells Fargo & Co.	54,020	1,690,286

		$15,138,797
Medical & Health Technology & Services - 0.1%
HCA Holdings, Inc.	37,690	$1,005,192

Medical Equipment - 0.1%
Medtronic, Inc.	22,054	$840,698

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 0.4%
Cliffs Natural Resources, Inc.	30,720	$1,950,106
Nucor Corp.	23,198	1,009,809

		$2,959,915
Natural Gas - Distribution - 0.5%
NiSource, Inc.	92,331	$2,215,944
ONEOK, Inc.	21,860	1,806,510

		$4,022,454
Natural Gas - Pipeline - 0.1%
Williams Cos., Inc.	30,373	$907,545

Network & Telecom - 0.2%
Cisco Systems, Inc.	64,150	$1,275,302

Other Banks & Diversified Financials - 1.0%
American Express Co.	15,219	$804,933
Capital One Financial Corp.	35,522	1,797,413
Citigroup, Inc.	63,611	2,119,519
Discover Financial Services	98,740	2,963,187

		$7,685,052
Pharmaceuticals - 1.8%
Abbott Laboratories	32,075	$1,815,766
Johnson & Johnson	53,192	3,461,735
Merck & Co., Inc.	77,631	2,963,175
Pfizer, Inc.	271,842	5,735,866

		$13,976,542
Pollution Control - 0.2%
Republic Services, Inc.	51,108	$1,524,552

Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	6,684	$79,473
Quad/Graphics, Inc.	15	225

		$79,698
Railroad & Shipping - 0.2%
CSX Corp.	28,478	$598,323
Kansas City Southern Co. (a)	13,390	931,676

		$1,529,999

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Real Estate - 20.6%
Alexandria Real Estate Equities, Inc., REIT	65,853	$4,721,002
Atrium European Real Estate Ltd.	427,589	2,033,746
AvalonBay Communities, Inc., REIT	49,535	6,423,203
Big Yellow Group PLC, REIT	477,900	2,204,844
BioMed Realty Trust, Inc., REIT	331,416	6,104,683
Boston Properties, Inc., REIT	62,605	6,357,538
Cousins Properties, Inc., REIT	473,962	3,502,579
DCT Industrial Trust, Inc., REIT	438,880	2,484,061
DDR Corp., REIT	201,360	2,845,217
Digital Realty Trust, Inc., REIT	40,818	2,959,305
Douglas Emmett, Inc., REIT	144,197	3,038,231
DuPont Fabros Technology, Inc., REIT	123,373	2,825,242
EastGroup Properties, Inc., REIT	106,780	5,145,728
Entertainment Properties Trust, REIT	66,020	3,003,910
Equity Lifestyle Properties, Inc., REIT	61,726	4,105,396
Federal Realty Investment Trust, REIT	37,477	3,573,432
Home Properties, Inc., REIT	80,720	4,651,894
Host Hotels & Resorts, Inc., REIT	336,028	5,302,522
Kimco Realty Corp., REIT	302,641	5,562,542
Mack-Cali Realty Corp., REIT	69,089	1,975,945
Medical Properties Trust, Inc., REIT	631,347	6,136,693
Mid-America Apartment Communities, Inc., REIT	96,077	5,992,322
National Retail Properties, Inc., REIT	156,160	4,161,664
Parkway Properties, Inc., REIT	235,772	2,355,362
Plum Creek Timber Co. Inc., REIT	113,386	4,440,196
Prologis, Inc., REIT	162,440	5,467,730
Public Storage, Inc., REIT	80,242	10,758,045
Simon Property Group, Inc., REIT	142,441	19,297,907
Starwood Property Trust, Inc., REIT	162,004	3,197,959
Tanger Factory Outlet Centers, Inc., REIT	143,888	4,213,041
Ventas, Inc., REIT	100,722	5,632,374
Vornado Realty Trust, REIT	99,353	8,120,121
Weyerhaeuser Co., REIT	134,376	2,807,115

		$161,401,549
Restaurants - 0.1%
McDonald’s Corp.	10,568	$1,049,191

Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	763	$27,277

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 0.2%
Foot Locker, Inc.	28,749	$838,608
Home Depot, Inc.	17,060	811,544

		$1,650,152
Telephone Services - 1.1%
AT&T, Inc.	102,292	$3,129,112
CenturyLink, Inc.	70,435	2,835,009
Verizon Communications, Inc.	65,146	2,482,714

		$8,446,835
Tobacco - 0.4%
Altria Group, Inc.	44,260	$1,332,226
Lorillard, Inc.	9,750	1,278,030
Philip Morris International, Inc.	11,154	931,582

		$3,541,838
Utilities - Electric Power - 1.0%
AES Corp. (a)	59,507	$806,915
Alliant Energy Corp.	48,021	2,047,615
American Electric Power Co., Inc.	67,603	2,542,549
PG&E Corp.	11,160	465,149
PPL Corp.	62,648	1,788,600

		$7,650,828
Total Common Stocks (Identified Cost, $291,376,278)		$313,630,697

Floating Rate Loans (g)(r) - 0.0%
Aerospace - 0.0%
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 10.5%, 2014	$99,506	$75,293

Financial Institutions - 0.0%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$147,839	$134,410
Total Floating Rate Loans (Identified Cost, $243,772)		$209,703

Convertible Preferred Stocks - 0.0%
Automotive - 0.0%
General Motors Co., 4.75% (Identified Cost, $336,495)	$6,860	$292,853

Preferred Stocks - 0.2%
Other Banks & Diversified Financials - 0.2%
Ally Financial, Inc., 7% (z)	170	$147,507
Ally Financial, Inc., “A”, 8.5%	37,762	839,449

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Preferred Stocks - continued
Other Banks & Diversified Financials - continued
GMAC Capital Trust I, 8.125%	22,075	$518,321
Total Preferred Stocks (Identified Cost, $1,612,398)		$1,505,277

	Strike Price	First Exercise

Warrants - 0.0%
Broadcasting - 0.0%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $109,854) (a)	$0.01	7/14/10	58	$162,400

Convertible Bonds - 0.1%
Network & Telecom - 0.1%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $532,975) (a)(d)	$540,000	$531,900

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.1%
iShares Dow Jones U.S. Real Estate - September 2012 @ $55 (Premiums Paid, $699,725)	2,500	$650,000

Money Market Funds - 4.4%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	34,744,532	$34,744,532
Total Investments (Identified Cost, $739,180,438)		$774,178,901

Other Assets, Less Liabilities - 1.1%		8,595,558
Net Assets - 100.0%		$782,774,459

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $91,688,061, representing 11.7% of net assets.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$159,375	$147,507
American Media, Inc., 13.5%, 2018	12/28/10	26,458	20,084
Ardagh Packaging Finance PLC, 9.125%, 2020	1/20/12	377,833	397,512
Atlantic Power Corp., 9%, 2018	10/26/11-1/09/12	246,587	255,000
Banco del Estado de Chile, 3.875%, 2022	2/01/12	186,812	188,575
Brasil Telecom S.A., 5.75%, 2022	2/06/12	2,391,000	2,450,775
BreitBurn Energy Partners LP, 7.875%, 2022	1/10/12	277,651	293,300
CDW LLC/CDW Finance Corp., 8.5%, 2019	2/02/12	146,102	149,800
CEVA Group PLC, 8.375%, 2017	1/27/12	464,764	468,825
CIT Group, Inc., 5.5%, 2019	2/02/12	625,000	638,281
Caesars Operating Escrow LLC, 8.5%, 2020	2/09/12-2/10/12	640,000	652,800
Clear Channel Worldwide Holdings, Inc., 7.625%, 2020	2/29/12	210,000	210,000
Clear Channel Worldwide Holdings, Inc., “A” 7.625%, 2020	2/29/12	30,000	30,000
Comision Federal de Electricidad, 5.75%, 2042	2/07/12	1,548,712	1,578,937
Corporacion Financiera de Desarrollo S.A., 4.75%, 2022	2/01/12	248,080	253,562
Credit Acceptance Corp., 9.125%, 2017	2/28/11	220,858	223,125
Dematic S.A., 8.75%, 2016	4/19/11-11/08/11	850,404	884,925
Dolphin Energy Ltd., 5.5%, 2021	2/07/12-2/09/12	402,493	413,600
Dynacast International LLC, 9.25%, 2019	7/12/11-7/15/11	379,843	390,937
Energy Future Holdings Corp., 11.75%, 2022	2/01/12-2/03/12	238,704	246,000
Fresenius Medical Care Capital Trust III, 5.625%, 2019	1/17/12	330,000	351,450
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	159,424	158,495
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-7/11/11	354,561	228,623
INEOS Finance PLC, 8.375%, 2019	2/03/12-2/06/12	566,910	589,688
Icahn Enterprises LP, 8%, 2018	1/06/12-1/27/12	594,487	612,680
Israel Electric Corp. Ltd., 6.7%, 2017	2/07/12	402,000	410,993
JBS USA LLC/JBS USA Finance, 8.25%, 2020	1/25/12-1/31/12	290,895	299,425
LBI Media, Inc., 8.5%, 2017	7/18/07	123,671	41,250
Level 3 Financing, Inc., 8.625%, 2020	1/10/12-1/11/12	245,384	261,538
Listrindo Capital B.V., 6.95%, 2019	2/13/12	200,000	201,612
Local TV Finance LLC, 9.25%, 2015	11/09/07-2/16/11	404,838	421,068
Physio-Control International, Inc., 9.875%, 2019	1/13/12-1/30/12	335,379	346,500
Prestige Brands, Inc., 8.125%, 2020	1/24/12	50,000	54,750

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Republic of Latvia, 5.25%, 2017	2/14/12	$235,720	$242,333
Reynolds Group, 9.875%, 2019	2/09/12-2/10/12	695,623	718,456
Sberbank of Russia, 6.125%, 2022	1/31/12	379,000	386,012
Tembec Industries, Inc., 11.25%, 2018	2/17/12	94,940	96,750
UPC Holding B.V., 9.875%, 2018	1/26/12	439,586	444,000
UR Financing Escrow Corp., 5.75%, 2018	2/24/12	265,000	272,288
UR Financing Escrow Corp., 7.625%, 2022	2/24/12	267,000	276,345
USI Holdings Corp., 9.75%, 2015	4/26/07-11/28/07	200,585	205,513
Valeant Pharmaceuticals International, Inc., 6.5%, 2016	2/28/12	210,381	209,100
Videotron Ltee, 5%, 2022	2/29/12	155,000	155,000
Total Restricted Securities			$16,877,414
% of Net assets			2.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 2/29/12

Forward Foreign Currency Exchange Contracts at 2/29/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Barclays Bank PLC	522,040	4/12/12	$664,546	$695,633	$(31,087)
SELL	EUR	Credit Suisse Group	522,039	4/12/12	664,488	695,633	(31,145)

							$(62,232)

Futures Contracts Outstanding at 2/29/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	8	$1,047,625	June - 2012	($340)

At February 29, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $704,435,906)	$739,434,369
Underlying affiliated funds, at cost and value	34,744,532
Total investments, at value (identified cost, $739,180,438)	$774,178,901
Receivables for
Daily variation margin on open futures contracts	3,500
Investments sold	2,176,260
Fund shares sold	10,307,619
Interest and dividends	6,421,582
Other assets	6,271
Total assets	$793,094,133
Liabilities
Payables for
Distributions	$423,206
Forward foreign currency exchange contracts	62,232
Investments purchased	8,490,394
Fund shares reacquired	944,623
Payable to affiliates
Investment adviser	28,349
Shareholder servicing costs	188,133
Distribution and service fees	19,046
Payable for independent Trustees’ compensation	22
Accrued expenses and other liabilities	163,669
Total liabilities	$10,319,674
Net assets	$782,774,459
Net assets consist of
Paid-in capital	$767,290,041
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	34,936,239
Accumulated net realized gain (loss) on investments and foreign currency transactions	(18,562,873)
Accumulated distributions in excess of net investment income	(888,948)
Net assets	$782,774,459
Shares of beneficial interest outstanding	70,857,310

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$447,033,613	40,460,352	$11.05
Class C	238,331,748	21,581,824	11.04
Class I	96,323,386	8,716,829	11.05
Class R1	141,801	12,849	11.04
Class R2	212,240	19,224	11.04
Class R3	185,649	16,805	11.05
Class R4	546,022	49,427	11.05

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.60 [100 / 95.25 x $11.05]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$18,428,905
Dividends	6,252,519
Dividends from underlying affiliated funds	31,112
Foreign taxes withheld	(3,660)
Total investment income	$24,708,876
Expenses
Management fee	$3,758,548
Distribution and service fees	2,643,957
Shareholder servicing costs	578,505
Administrative services fee	95,890
Independent Trustees’ compensation	13,462
Custodian fee	144,533
Shareholder communications	56,197
Audit and tax fees	59,997
Legal fees	8,728
Miscellaneous	182,235
Total expenses	$7,542,052
Fees paid indirectly	(34)
Reduction of expenses by investment adviser	(2,220)
Net expenses	$7,539,798
Net investment income	$17,169,078
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$28,531,480
Written option transactions	16,250
Futures contracts	(57,419)
Foreign currency transactions	140,376
Net realized gain (loss) on investments and foreign currency transactions	$28,630,687
Change in unrealized appreciation (depreciation)
Investments	$(5,315,564)
Written options	(13,750)
Futures contracts	433
Translation of assets and liabilities in foreign currencies	(59,749)
Net unrealized gain (loss) on investments and foreign currency translation	$(5,388,630)
Net realized and unrealized gain (loss) on investments and foreign currency	$23,242,057
Change in net assets from operations	$40,411,135

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/29, 2/28
	2012	2011
Change in net assets
From operations
Net investment income	$17,169,078	$9,747,383
Net realized gain (loss) on investments and foreign currency transactions	28,630,687	6,422,636
Net unrealized gain (loss) on investments and foreign currency translation	(5,388,630)	27,205,845
Change in net assets from operations	$40,411,135	$43,375,864
Distributions declared to shareholders
From net investment income	$(19,225,635)	$(10,855,741)
Change in net assets from fund share transactions	$334,441,555	$210,670,060
Total change in net assets	$355,627,055	$243,190,183
Net assets
At beginning of period	427,147,404	183,957,221
At end of period (including accumulated distributions in excess of net investment income of $888,948 and $613,430, respectively)	$782,774,459	$427,147,404

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.79	$9.60	$6.88	$10.04	$10.95
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.40	$0.43	$0.47	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.23	2.75	(3.13)	(0.80)
Total from investment operations	$0.64	$1.63	$3.18	$(2.66)	$(0.33)
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.44)	$(0.46)	$(0.49)	$(0.48)
From net realized gain on investments	—	—	—	(0.01)	(0.10)
Total distributions declared to shareholders	$(0.38)	$(0.44)	$(0.46)	$(0.50)	$(0.58)
Net asset value, end of period (x)	$11.05	$10.79	$9.60	$6.88	$10.04
Total return (%) (r)(s)(t)(x)	6.09	17.36	47.12	(27.43)	(3.18)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.15	1.20	1.23	1.18
Expenses after expense reductions (f)	1.10	1.06	0.94	0.95	0.95
Net investment income	3.18	3.95	5.02	5.23	4.35
Portfolio turnover	64	59	79	80	89
Net assets at end of period (000 omitted)	$447,034	$257,247	$116,318	$91,445	$166,546

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 2/29, 2/28
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.78	$9.59	$6.88	$10.03	$10.94
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.33	$0.37	$0.41	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.22	2.74	(3.13)	(0.80)
Total from investment operations	$0.56	$1.55	$3.11	$(2.72)	$(0.41)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.36)	$(0.40)	$(0.42)	$(0.40)
From net realized gain on investments	—	—	—	(0.01)	(0.10)
Total distributions declared to shareholders	$(0.30)	$(0.36)	$(0.40)	$(0.43)	$(0.50)
Net asset value, end of period (x)	$11.04	$10.78	$9.59	$6.88	$10.03
Total return (%) (r)(s)(t)(x)	5.31	16.51	45.90	(27.88)	(3.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.90	1.95	1.93	1.89
Expenses after expense reductions (f)	1.85	1.81	1.69	1.65	1.65
Net investment income	2.43	3.20	4.27	4.54	3.64
Portfolio turnover	64	59	79	80	89
Net assets at end of period (000 omitted)	$238,332	$138,344	$63,377	$46,617	$82,486

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 2/29, 2/28
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.79	$9.60	$6.88	$10.04	$10.95
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.41	$0.45	$0.50	$0.51
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.25	2.75	(3.14)	(0.81)
Total from investment operations	$0.66	$1.66	$3.20	$(2.64)	$(0.30)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.47)	$(0.48)	$(0.51)	$(0.51)
From net realized gain on investments	—	—	—	(0.01)	(0.10)
Total distributions declared to shareholders	$(0.40)	$(0.47)	$(0.48)	$(0.52)	$(0.61)
Net asset value, end of period (x)	$11.05	$10.79	$9.60	$6.88	$10.04
Total return (%) (r)(s)(x)	6.35	17.65	47.47	(27.21)	(2.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.89	0.93	0.93	0.88
Expenses after expense reductions (f)	0.85	0.83	0.69	0.65	0.65
Net investment income	3.43	3.94	4.95	5.56	4.67
Portfolio turnover	64	59	79	80	89
Net assets at end of period (000 omitted)	$96,323	$30,993	$3,835	$1,036	$1,507

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 2/29, 2/28
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$10.78	$9.59	$6.87	$9.83
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.34	$0.37	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.21	2.75	(2.94)
Total from investment operations	$0.56	$1.55	$3.12	$(2.67)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.36)	$(0.40)	$(0.29)
Net asset value, end of period (x)	$11.04	$10.78	$9.59	$6.87
Total return (%) (r)(s)(x)	5.31	16.51	46.11	(27.52	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.90	1.94	1.97	(a)
Expenses after expense reductions (f)	1.85	1.80	1.69	1.65	(a)
Net investment income	2.44	3.32	4.24	4.76	(a)
Portfolio turnover	64	59	79	80
Net assets at end of period (000 omitted)	$142	$126	$106	$73

Class R2	Years ended 2/29, 2/28
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$10.78	$9.59	$6.87	$9.83
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.39	$0.41	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.21	2.75	(2.93)
Total from investment operations	$0.61	$1.60	$3.16	$(2.64)
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.41)	$(0.44)	$(0.32)
Net asset value, end of period (x)	$11.04	$10.78	$9.59	$6.87
Total return (%) (r)(s)(x)	5.83	17.09	46.82	(27.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.40	1.45	1.48	(a)
Expenses after expense reductions (f)	1.35	1.30	1.19	1.15	(a)
Net investment income	2.93	3.83	4.74	5.26	(a)
Portfolio turnover	64	59	79	80
Net assets at end of period (000 omitted)	$212	$125	$107	$73

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 2/29, 2/28
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$10.79	$9.59	$6.88	$9.84
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.41	$0.43	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.23	2.74	(2.93)
Total from investment operations	$0.64	$1.64	$3.17	$(2.62)
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.44)	$(0.46)	$(0.34)
Net asset value, end of period (x)	$11.05	$10.79	$9.59	$6.88
Total return (%) (r)(s)(x)	6.09	17.48	46.96	(27.12	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.15	1.20	1.22	(a)
Expenses after expense reductions (f)	1.10	1.06	0.94	0.90	(a)
Net investment income	3.17	3.99	4.99	5.49	(a)
Portfolio turnover	64	59	79	80
Net assets at end of period (000 omitted)	$186	$185	$107	$73

Class R4	Years ended 2/29, 2/28
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$10.79	$9.59	$6.88	$9.84
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.44	$0.46	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.23	2.73	(2.93)
Total from investment operations	$0.66	$1.67	$3.19	$(2.61)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.47)	$(0.48)	$(0.35)
Net asset value, end of period (x)	$11.05	$10.79	$9.59	$6.88
Total return (%) (r)(s)(x)	6.35	17.78	47.32	(26.99	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.90	0.95	0.97	(a)
Expenses after expense reductions (f)	0.85	0.80	0.69	0.65	(a)
Net investment income	3.40	4.32	5.24	5.76	(a)
Portfolio turnover	64	59	79	80
Net assets at end of period (000 omitted)	$546	$127	$108	$73

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, July 1, 2008 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Diversified Income Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans

Notes to Financial Statements – continued

(other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or

Notes to Financial Statements – continued

market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such

Notes to Financial Statements – continued

as futures and forward foreign currency exchange contracts. The following is a summary of the levels used as of February 29, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities
United States	$311,527,181	$395,984	$79,473	$312,002,638
United Kingdom	2,204,844	—	—	2,204,844
Austria	2,033,746	—	—	2,033,746
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	84,682,644	—	84,682,644
Non-U.S. Sovereign Debt	—	71,384,311	—	71,384,311
Municipal Bonds	—	235,712	—	235,712
Corporate Bonds	—	160,319,867	—	160,319,867
Residential Mortgage-Backed Securities	—	43,847,120	—	43,847,120
Commercial Mortgage-Backed Securities	—	660,706	—	660,706
Asset-Backed Securities (including CDOs)	—	158,495	—	158,495
Foreign Bonds	—	61,694,583	—	61,694,583
Floating Rate Loans	—	209,703	—	209,703
Mutual Funds	34,744,532	—	—	34,744,532
Total Investments	$350,510,303	$423,589,125	$79,473	$774,178,901

Other Financial Instruments
Futures	$(340)	$—	$—	$(340)
Forward Foreign Currency Exchange Contracts	$—	$(62,232)	$—	$(62,232)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Corporate Bonds	Total
Balance as of 2/28/11	$—	$0	$0
Realized gain (loss)	—	(64,518)	(64,518)
Change in unrealized appreciation (depreciation)	—	64,518	64,518
Sales	—	0	0
Transfers into Level 3	79,473	—	79,473
Balance as of 2/29/12	$79,473	$—	$79,473

Notes to Financial Statements – continued

The net change in unrealized appreciation (depreciation) from investments held as level 3 at February 29, 2012 is $0.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 29, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(340)
Foreign Exchange	Forward Foreign Currency Exchange	—	(62,232)
Equity	Purchased Equity Options	650,000	—
Total		$650,000	$(62,572)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 29, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)	Written Options
Interest Rate	$(57,419)	$—	$(555)	$—
Foreign Exchange	—	145,143	—	—
Equity	—	—	(43,895)	16,250
Total	$(57,419)	$145,143	$(44,450)	$16,250

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 29, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)	Written Options
Interest Rate	$433	$—	$153	$—
Foreign Exchange	—	(59,896)	—	—
Equity	—	—	275	(13,750)
Total	$433	$(59,896)	$428	$(13,750)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the

Notes to Financial Statements – continued

counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the

Notes to Financial Statements – continued

amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of Contracts	Premiums Received
Outstanding, beginning of period	1,250	$16,250
Options expired	(1,250)	(16,250)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the

Notes to Financial Statements – continued

sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate, duration, or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of

Notes to Financial Statements – continued

the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to

Notes to Financial Statements – continued

the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 29, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/29/2012	2/28/2011
Ordinary income (including any short-term capital gains)	$19,225,635	$10,855,741

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/12
Cost of investments	$744,651,572
Gross appreciation	38,549,443
Gross depreciation	(9,022,114)
Net unrealized appreciation (depreciation)	$29,527,329
Undistributed ordinary income	1,064,232
Capital loss carryforwards	(13,089,259)
Other temporary differences	(2,017,884)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after February 29, 2012 may be carried forward indefinitely, and their character is retained as short-term and/or

Notes to Financial Statements – continued

long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 29, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
2/28/18	$(13,089,259)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 2/29/12	Year ended 2/28/11
Class A	$11,734,259	$7,167,650
Class C	5,043,685	3,185,496
Class I	2,427,158	482,602
Class R1	3,641	4,145
Class R2	5,164	4,708
Class R3	5,881	5,806
Class R4	5,847	5,334
Total	$19,225,635	$10,855,741

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. Prior to May 1, 2011, the adviser and the fund had retained Sun Capital Advisers LLC, referred to as Sun Capital or the sub-adviser, as a sub-adviser for the real estate related component of the fund. MFS paid a sub-advisory fee to the sub-adviser in an amount equal to 0.30% annually of the average daily net asset value of the fund’s assets managed by the sub-adviser. The fund was not responsible for paying the sub-advisory fee. The sub-advisory agreement with Sun Capital was terminated effective May 1, 2011, and accordingly MFS no longer pays the sub-advisory fee to Sun Capital.

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2013. For the year ended February 29, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment advisor did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $623,669 for the year ended February 29, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$830,784
Class C	0.75%	0.25%	1.00%	1.00%	1,810,675
Class R1	0.75%	0.25%	1.00%	1.00%	1,300
Class R2	0.25%	0.25%	0.50%	0.50%	784
Class R3	—	0.25%	0.25%	0.25%	414
Total Distribution and Service Fees					$2,643,957

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within

Notes to Financial Statements – continued

12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2012, were as follows:

Amount
Class A	$8,880
Class C	$45,419

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2012, the fee was $126,793, which equated to 0.0220% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended February 29, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $451,712.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 29, 2012 was equivalent to an annual effective rate of 0.0166% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended February 29, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,925 and are included in miscellaneous expense on the Statement of Operations. MFS has

Notes to Financial Statements – continued

agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,220, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$149,857,262	$96,815,281
Investments (non-U.S. Government securities)	$502,800,955	$249,703,033

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/12		Year ended 2/28/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	24,496,866	$261,103,830	15,865,631	$163,162,444
Class C	10,945,785	116,827,058	7,370,346	75,831,109
Class I	8,203,883	87,535,336	2,690,752	28,005,712
Class R1	774	7,808	285	2,873
Class R2	7,167	77,286	—	—
Class R3	2,090	22,621	5,419	56,104
Class R4	37,178	408,303	—	—
	43,693,743	$465,982,242	25,932,433	$267,058,242
Shares issued to shareholders in reinvestment of distributions
Class A	939,008	$10,043,440	510,353	$5,222,898
Class C	316,030	3,378,617	202,690	2,072,344
Class I	118,669	1,266,876	16,446	168,941
Class R1	341	3,641	408	4,145
Class R2	482	5,164	464	4,708
Class R3	549	5,881	568	5,806
Class R4	544	5,847	524	5,334
	1,375,623	$14,709,466	731,453	$7,484,176

Notes to Financial Statements – continued

	Year ended 2/29/12		Year ended 2/28/11
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(8,818,888)	$(93,363,115)	(4,652,805)	$(47,705,796)
Class C	(2,508,643)	(26,575,246)	(1,351,941)	(13,745,859)
Class I	(2,477,765)	(26,278,443)	(234,608)	(2,420,703)
Class R1	(1)	(7)	—	—
Class R2	(23)	(250)	—	—
Class R3	(2,990)	(32,716)	—	—
Class R4	(34)	(376)	—	—
	(13,808,344)	$(146,250,153)	(6,239,354)	$(63,872,358)
Net change
Class A	16,616,986	$177,784,155	11,723,179	$120,679,546
Class C	8,753,172	93,630,429	6,221,095	64,157,594
Class I	5,844,787	62,523,769	2,472,590	25,753,950
Class R1	1,114	11,442	693	7,018
Class R2	7,626	82,200	464	4,708
Class R3	(351)	(4,214)	5,987	61,910
Class R4	37,688	413,774	524	5,334
	31,261,022	$334,441,555	20,424,532	$210,670,060

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 29, 2012, the fund’s commitment fee and interest expense were $4,042 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	21,088,116	282,224,609	(268,568,193)	34,744,532

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$31,112	$34,744,532

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the Fund), including the portfolio of investments, as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Income Fund at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts April 13, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
William Adams David Cole Richard Gable Matthew Ryan Jonathan Sage Geoffrey Schechter James Swanson

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 17.04% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Government Securities Fund

ANNUAL REPORT

February 29, 2012

MFG-ANN

MFS® GOVERNMENT SECURITIES FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, we have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession as the region’s leaders continue to address sovereign debt crises.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

April 13, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
U.S. Treasury Securities	45.4%
Mortgage-Backed Securities	39.0%
U.S. Government Agencies	7.4%
Commercial Mortgage-Backed Securities	1.3%
High Grade Corporates	1.0%
Municipal Bonds	0.2%
Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	1.1%
A	0.1%
BBB	0.3%
U.S. Government	46.3%
Federal Agencies	46.4%
Not Rated	(0.9)%
Cash & Other	5.7%

Portfolio facts (i)
Average Duration (d)	4.1
Average Effective Maturity (m)	5.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.
The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 2/29/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 29, 2012, Class A shares of the MFS Government Securities Fund (the “fund”) provided a total return of 7.04%, at net asset value. This compares with a return of 7.73% for the fund’s benchmark, the Barclays Capital U.S. Government/Mortgage Bond Index.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Late in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics.

Factors Affecting Performance

Relative to the Barclays Capital U.S. Government/Mortgage Bond Index, the fund’s lesser exposure to Government National Mortgage Association (Ginnie Mae) mortgage-backed securities held back relative performance as these bonds outperformed the benchmark over the reporting period.

The fund’s yield curve (y) positioning, particularly the fund’s greater exposure to the long end (centered around maturities of 30 or more years) of the yield curve, boosted relative performance as the yield curve flattened throughout the period.

4

Management Review – continued

The fund’s lesser exposure to Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) mortgage-backed securities also boosted relative results as these bonds underperformed the benchmark over the reporting period.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/29/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 2/29/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	7.04%	6.04%	4.96%	N/A
B	8/30/93	6.35%	5.25%	4.21%	N/A
C	4/01/96	6.33%	5.25%	4.20%	N/A
I	1/02/97	7.41%	6.30%	5.25%	N/A
R1	4/01/05	6.35%	5.21%	N/A	4.60%
R2	10/31/03	6.88%	5.73%	N/A	4.64%
R3	4/01/05	7.14%	6.01%	N/A	5.37%
R4	4/01/05	7.40%	6.24%	N/A	5.67%
Comparative benchmark
Barclays Capital U.S. Government/ Mortgage Bond Index (f)		7.73%	6.30%	5.46%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		1.95%	5.01%	4.45%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		2.35%	4.93%	4.21%	N/A
C With CDSC (1% for 12 months) (x)		5.33%	5.25%	4.20%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the

7

Performance Summary – continued

average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2011 through February 29, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses

Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/11	Ending Account Value 2/29/12	Expenses Paid During Period (p) 9/01/11-2/29/12
A	Actual	0.86%	$1,000.00	$1,017.29	$4.31
	Hypothetical (h)	0.86%	$1,000.00	$1,020.59	$4.32
B	Actual	1.61%	$1,000.00	$1,013.50	$8.06
	Hypothetical (h)	1.61%	$1,000.00	$1,016.86	$8.07
C	Actual	1.61%	$1,000.00	$1,014.45	$8.06
	Hypothetical (h)	1.61%	$1,000.00	$1,016.86	$8.07
I	Actual	0.60%	$1,000.00	$1,018.56	$3.01
	Hypothetical (h)	0.60%	$1,000.00	$1,021.88	$3.02
R1	Actual	1.61%	$1,000.00	$1,013.50	$8.06
	Hypothetical (h)	1.61%	$1,000.00	$1,016.86	$8.07
R2	Actual	1.11%	$1,000.00	$1,016.03	$5.56
	Hypothetical (h)	1.11%	$1,000.00	$1,019.34	$5.57
R3	Actual	0.86%	$1,000.00	$1,017.29	$4.31
	Hypothetical (h)	0.86%	$1,000.00	$1,020.59	$4.32
R4	Actual	0.60%	$1,000.00	$1,019.53	$3.01
	Hypothetical (h)	0.60%	$1,000.00	$1,021.88	$3.02

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

2/29/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.7%
Issuer	Shares/Par	Value ($)

Agency - Other - 4.9%
Financing Corp., 10.7%, 2017	$14,360,000	$21,241,254
Financing Corp., 9.4%, 2018	11,750,000	16,704,540
Financing Corp., 9.8%, 2018	14,975,000	21,920,600
Financing Corp., 10.35%, 2018	15,165,000	22,956,913
Financing Corp., STRIPS, 0%, 2017	18,780,000	17,067,170

		$99,890,477
Asset-Backed & Securitized - 1.3%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$4,260,000	$4,675,359
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	9,314,763	10,432,646
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.816%, 2049	5,431,290	5,996,584
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.984%, 2051	5,341,614	5,749,644

		$26,854,233
Local Authorities - 1.0%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 2043	$4,855,000	$5,831,389
Port Authority NY & NJ (168th Series), 4.926%, 2051	7,130,000	7,669,456
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 2040	840,000	1,007,656
State of California (Build America Bonds), 7.625%, 2040	1,225,000	1,627,756
University of California Rev. (Build America Bonds), 5.77%, 2043	2,750,000	3,321,753

		$19,458,010
Mortgage-Backed - 38.9%
Fannie Mae, 4.73%, 2012	$2,542,222	$2,573,476
Fannie Mae, 4.77%, 2012 - 2014	1,998,230	2,092,494
Fannie Mae, 4.876%, 2012	702,794	704,857
Fannie Mae, 6.468%, 2012	353,502	353,258
Fannie Mae, 4.374%, 2013	2,313,980	2,380,158
Fannie Mae, 4.469%, 2013	1,559,208	1,593,982
Fannie Mae, 4.518%, 2013	424,724	432,431
Fannie Mae, 4.543%, 2013	2,497,342	2,550,303
Fannie Mae, 4.845%, 2013	3,444,839	3,553,126

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5%, 2013 - 2041	$80,288,771	$86,714,815
Fannie Mae, 5.06%, 2013 - 2017	3,183,008	3,448,233
Fannie Mae, 5.159%, 2013	1,975,804	2,063,044
Fannie Mae, 5.37%, 2013	1,832,393	1,878,064
Fannie Mae, 4.6%, 2014	1,676,514	1,764,408
Fannie Mae, 4.61%, 2014	5,465,351	5,773,548
Fannie Mae, 4.715%, 2014	2,032,804	2,150,727
Fannie Mae, 4.82%, 2014 - 2015	4,861,038	5,250,921
Fannie Mae, 4.839%, 2014	7,859,537	8,336,390
Fannie Mae, 4.92%, 2014	542,703	567,379
Fannie Mae, 4.935%, 2014	727,036	763,650
Fannie Mae, 5.035%, 2014	5,098,898	5,292,646
Fannie Mae, 5.1%, 2014	2,054,655	2,203,853
Fannie Mae, 4.56%, 2015	2,172,259	2,340,605
Fannie Mae, 4.564%, 2015	701,822	747,480
Fannie Mae, 4.62%, 2015	3,103,795	3,335,686
Fannie Mae, 4.665%, 2015	1,468,478	1,584,788
Fannie Mae, 4.69%, 2015	1,196,503	1,289,513
Fannie Mae, 4.7%, 2015	2,037,761	2,194,249
Fannie Mae, 4.74%, 2015	1,669,690	1,809,009
Fannie Mae, 4.78%, 2015	1,812,322	1,975,078
Fannie Mae, 4.79%, 2015	1,876,518	2,044,478
Fannie Mae, 4.81%, 2015	1,743,148	1,899,971
Fannie Mae, 4.815%, 2015	1,921,885	2,087,979
Fannie Mae, 4.85%, 2015	1,343,014	1,449,571
Fannie Mae, 4.87%, 2015	1,279,828	1,388,290
Fannie Mae, 4.89%, 2015	1,185,490	1,281,891
Fannie Mae, 4.925%, 2015	3,348,888	3,666,645
Fannie Mae, 5.27%, 2015 - 2019	1,678,656	1,811,427
Fannie Mae, 5.471%, 2015	5,221,756	5,789,258
Fannie Mae, 5.09%, 2016	600,000	667,618
Fannie Mae, 5.249%, 2016 - 2019	2,022,089	2,252,326
Fannie Mae, 5.324%, 2016	1,118,187	1,249,232
Fannie Mae, 5.35%, 2016	1,771,263	1,982,925
Fannie Mae, 5.445%, 2016	640,682	710,900
Fannie Mae, 5.448%, 2016	1,327,411	1,490,433
Fannie Mae, 5.604%, 2016	4,210,671	4,763,376
Fannie Mae, 5.631%, 2016	690,000	784,178
Fannie Mae, 5.915%, 2016	3,663,084	4,180,898
Fannie Mae, 6.5%, 2016 - 2037	14,432,989	16,396,611
Fannie Mae, 3.308%, 2017	4,933,485	5,298,587
Fannie Mae, 5.05%, 2017	2,288,368	2,549,861

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.155%, 2017	$4,382,291	$4,712,796
Fannie Mae, 5.3%, 2017	747,448	838,153
Fannie Mae, 5.38%, 2017	1,974,080	2,219,872
Fannie Mae, 5.5%, 2017 - 2038	107,070,364	116,956,490
Fannie Mae, 5.505%, 2017	1,450,517	1,633,709
Fannie Mae, 6%, 2017 - 2037	35,585,084	39,365,916
Fannie Mae, 2.578%, 2018	9,100,000	9,410,838
Fannie Mae, 3.926%, 2018	1,725,896	1,884,916
Fannie Mae, 4.04%, 2018	1,644,189	1,801,592
Fannie Mae, 4.123%, 2018	1,600,000	1,763,402
Fannie Mae, 4.133%, 2018	1,613,119	1,776,479
Fannie Mae, 4.329%, 2018	905,386	1,005,094
Fannie Mae, 5.332%, 2018	807,204	897,771
Fannie Mae, 5.549%, 2018	1,880,000	2,137,185
Fannie Mae, 5.869%, 2018	1,116,964	1,272,011
Fannie Mae, 2.43%, 2019	1,305,000	1,338,759
Fannie Mae, 4.5%, 2019 - 2041	46,805,057	50,130,267
Fannie Mae, 4.825%, 2019	1,180,000	1,335,151
Fannie Mae, 4.991%, 2019	1,601,932	1,815,642
Fannie Mae, 5.001%, 2019	615,739	696,682
Fannie Mae, 5.038%, 2019	5,277,347	6,006,387
Fannie Mae, 5.104%, 2019	424,399	481,373
Fannie Mae, 5.218%, 2019	731,072	830,644
Fannie Mae, 5.456%, 2019	578,900	662,115
Fannie Mae, 5.652%, 2019	385,886	436,847
Fannie Mae, 5.786%, 2019	1,368,168	1,538,407
Fannie Mae, 3.999%, 2020	1,868,775	2,043,215
Fannie Mae, 4.278%, 2020	1,150,203	1,275,226
Fannie Mae, 4.88%, 2020	952,516	1,047,021
Fannie Mae, 5.19%, 2020	2,014,335	2,285,459
Fannie Mae, 7.5%, 2024 - 2031	405,841	487,256
Fannie Mae, 4.5%, 2025	2,373,983	2,541,566
Fannie Mae, 3.5%, 2042	12,835,697	13,306,557
Freddie Mac, 4.5%, 2016 - 2041	11,574,573	12,310,105
Freddie Mac, 5%, 2016 - 2040	31,834,608	34,277,178
Freddie Mac, 6.5%, 2016 - 2038	4,322,157	4,855,702
Freddie Mac, 3.882%, 2017	5,323,000	5,881,766
Freddie Mac, 6%, 2017 - 2038	29,874,320	32,953,162
Freddie Mac, 2.303%, 2018	2,003,882	2,036,958
Freddie Mac, 2.323%, 2018	4,783,000	4,873,585
Freddie Mac, 2.412%, 2018 (n)	7,000,000	7,170,905
Freddie Mac, 3.154%, 2018	5,293,000	5,640,665

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 4.186%, 2019	$2,800,000	$3,124,433
Freddie Mac, 5.085%, 2019	6,865,000	7,943,141
Freddie Mac, 2.757%, 2020	7,624,445	7,999,575
Freddie Mac, 3.32%, 2020	7,702,254	8,275,441
Freddie Mac, 4.224%, 2020	4,281,146	4,779,527
Freddie Mac, 4.251%, 2020	3,106,000	3,464,442
Freddie Mac, 5.5%, 2021 - 2038	40,534,100	44,310,830
Freddie Mac, 4%, 2025	11,173,795	11,818,533
Freddie Mac, 3.5%, 2041 - 2042	7,031,910	7,278,636
Ginnie Mae, 4%, 2032	34,204	34,245
Ginnie Mae, 4.5%, 2033 - 2041	35,963,505	39,418,306
Ginnie Mae, 5.5%, 2033 - 2038	21,237,011	23,693,356
Ginnie Mae, 3.5%, 2042	5,428,631	5,703,676
Ginnie Mae, 5.612%, 2058	11,074,469	11,882,203
Ginnie Mae, 6.357%, 2058	5,328,124	5,697,555

		$792,823,349
Municipals - 0.2%
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 2021	$3,430,000	$4,255,224

U.S. Government Agencies and Equivalents - 2.4%
Aid-Egypt, 4.45%, 2015	$6,204,000	$6,997,057
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	1,106,000	1,104,529
Freddie Mac, 2.375%, 2022	11,320,000	11,448,267
Small Business Administration, 6.35%, 2021	974,771	1,079,142
Small Business Administration, 6.34%, 2021	1,105,230	1,225,011
Small Business Administration, 6.44%, 2021	1,054,411	1,171,878
Small Business Administration, 6.625%, 2021	1,162,407	1,296,958
Small Business Administration, 6.07%, 2022	1,254,141	1,388,627
Small Business Administration, 4.98%, 2023	1,494,487	1,639,822
Small Business Administration, 4.89%, 2023	3,360,500	3,683,025
Small Business Administration, 4.77%, 2024	3,029,419	3,314,597
Small Business Administration, 5.52%, 2024	2,125,166	2,367,086
Small Business Administration, 4.99%, 2024	2,731,004	3,003,794
Small Business Administration, 4.86%, 2024	2,041,202	2,245,925
Small Business Administration, 4.86%, 2025	2,992,358	3,292,376
Small Business Administration, 5.11%, 2025	2,723,938	3,012,530
U.S. Department of Housing & Urban Development, 6.36%, 2016	530,000	534,423
U.S. Department of Housing & Urban Development, 6.59%, 2016	201,000	202,289

		$49,007,336

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - 46.0%
U.S. Treasury Bonds, 7.5%, 2016	$3,421,000	$4,478,301
U.S. Treasury Bonds, 6.25%, 2023	1,445,000	2,050,771
U.S. Treasury Bonds, 6%, 2026	5,933,000	8,426,711
U.S. Treasury Bonds, 6.75%, 2026	6,811,000	10,354,845
U.S. Treasury Bonds, 6.375%, 2027	2,309,000	3,436,803
U.S. Treasury Bonds, 5.25%, 2029	72,368,000	97,956,891
U.S. Treasury Bonds, 6.25%, 2030	3,166,000	4,793,026
U.S. Treasury Bonds, 4.5%, 2036	2,662,000	3,384,898
U.S. Treasury Bonds, 5%, 2037	4,133,000	5,646,711
U.S. Treasury Bonds, 4.375%, 2038	3,297,000	4,134,642
U.S. Treasury Bonds, 4.5%, 2039	62,458,300	80,005,210
U.S. Treasury Notes, 1.375%, 2012 (f)	214,573,000	215,134,538
U.S. Treasury Notes, 1.375%, 2013	16,769,000	16,941,922
U.S. Treasury Notes, 3.625%, 2013	5,523,000	5,748,018
U.S. Treasury Notes, 3.375%, 2013	2,594,000	2,708,196
U.S. Treasury Notes, 3.125%, 2013	48,289,000	50,463,888
U.S. Treasury Notes, 4%, 2014	2,232,000	2,392,947
U.S. Treasury Notes, 1.875%, 2014	16,258,000	16,796,546
U.S. Treasury Notes, 2.625%, 2014	16,750,000	17,634,601
U.S. Treasury Notes, 4%, 2015	13,740,000	15,174,113
U.S. Treasury Notes, 2.125%, 2015	234,171,000	246,410,181
U.S. Treasury Notes, 2.625%, 2016	4,787,000	5,165,470
U.S. Treasury Notes, 4.75%, 2017	11,447,000	13,742,662
U.S. Treasury Notes, 2.625%, 2018	2,713,000	2,949,753
U.S. Treasury Notes, 2.75%, 2019	1,746,600	1,907,069
U.S. Treasury Notes, 3.125%, 2019	12,026,000	13,427,775
U.S. Treasury Notes, 3.5%, 2020	65,059,000	74,487,480
U.S. Treasury Notes, 2.625%, 2020	11,920,000	12,800,029

		$938,553,997
Total Bonds (Identified Cost, $1,823,022,476)		$1,930,842,626

Money Market Funds - 5.7%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	116,572,471	$116,572,471
Total Investments (Identified Cost, $1,939,594,947)		$2,047,415,097

Other Assets, Less Liabilities - (0.4)%		(7,706,857)
Net Assets - 100.0%		$2,039,708,240

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified

15

Portfolio of Investments – continued

institutional buyers. At period end, the aggregate value of these securities was $8,275,434, representing 0.4% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Derivative Contracts at 2/29/12

Futures Contracts Outstanding at 2/29/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	139	$(18,202,484)	June - 2012	$(5,908)

At February 29, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,823,022,476)	$1,930,842,626
Underlying affiliated funds, at cost and value	116,572,471
Total investments, at value (identified cost, $1,939,594,947)	$2,047,415,097
Cash	2,039
Receivables for
Daily variation margin on open futures contracts	60,812
Investments sold	4,074,557
Fund shares sold	5,765,438
Interest and dividends	9,862,981
Other assets	16,517
Total assets	$2,067,197,441
Liabilities
Payables for
Distributions	$728,235
Investments purchased	23,865,962
Fund shares reacquired	1,900,435
Payable to affiliates
Investment adviser	46,317
Shareholder servicing costs	619,688
Distribution and service fees	28,638
Payable for independent Trustees’ compensation	71,815
Accrued expenses and other liabilities	228,111
Total liabilities	$27,489,201
Net assets	$2,039,708,240
Net assets consist of
Paid-in capital	$1,944,121,862
Unrealized appreciation (depreciation) on investments	107,814,242
Accumulated net realized gain (loss) on investments	(13,454,054)
Undistributed net investment income	1,226,190
Net assets	$2,039,708,240
Shares of beneficial interest outstanding	193,442,713

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$981,980,189	93,124,236	$10.54
Class B	46,644,813	4,429,104	10.53
Class C	112,961,445	10,690,609	10.57
Class I	562,634,169	53,364,680	10.54
Class R1	7,901,711	750,121	10.53
Class R2	168,809,158	16,025,556	10.53
Class R3	107,150,466	10,163,742	10.54
Class R4	51,626,289	4,894,665	10.55

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.07 [100 / 95.25 x $10.54]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$60,060,275
Dividends from underlying affiliated funds	152,609
Total investment income	$60,212,884
Expenses
Management fee	$7,444,042
Distribution and service fees	4,942,899
Shareholder servicing costs	2,768,456
Administrative services fee	285,337
Independent Trustees’ compensation	48,913
Custodian fee	235,096
Shareholder communications	131,021
Audit and tax fees	53,812
Legal fees	26,871
Miscellaneous	247,047
Total expenses	$16,183,494
Fees paid indirectly	(140)
Reduction of expenses by investment adviser	(7,347)
Net expenses	$16,176,007
Net investment income	$44,036,877
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$34,199,352
Futures contracts	(523,784)
Net realized gain (loss) on investments	$33,675,568
Change in unrealized appreciation (depreciation)
Investments	$47,819,651
Futures contracts	(5,908)
Net unrealized gain (loss) on investments	$47,813,743
Net realized and unrealized gain (loss) on investments	$81,489,311
Change in net assets from operations	$125,526,188

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/29, 2/28
	2012	2011
Change in net assets
From operations
Net investment income	$44,036,877	$48,578,197
Net realized gain (loss) on investments	33,675,568	4,294,700
Net unrealized gain (loss) on investments	47,813,743	(7,709,733)
Change in net assets from operations	$125,526,188	$45,163,164
Distributions declared to shareholders
From net investment income	$(52,285,367)	$(52,591,517)
Change in net assets from fund share transactions	$222,403,035	$180,029,376
Total change in net assets	$295,643,856	$172,601,023
Net assets
At beginning of period	1,744,064,384	1,571,463,361
At end of period (including undistributed net investment income of $1,226,190 and $2,018,674, respectively)	$2,039,708,240	$1,744,064,384

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$10.13	$10.15		$9.92	$9.78	$9.48
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.30		$0.35	$0.39	$0.41
Net realized and unrealized gain (loss) on investments	0.46	(0.00	)(w)	0.27	0.17	0.33
Total from investment operations	$0.71	$0.30		$0.62	$0.56	$0.74
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)		$(0.39)	$(0.42)	$(0.44)
Net asset value, end of period (x)	$10.54	$10.13		$10.15	$9.92	$9.78
Total return (%) (r)(s)(t)(x)	7.04	2.96		6.31	5.95	8.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87		0.88	0.91	0.84
Expenses after expense reductions (f)	0.86	0.87		0.88	0.80	0.73
Net investment income	2.39	2.88		3.49	3.98	4.35
Portfolio turnover	49	34		32	57	55
Net assets at end of period (000 omitted)	$981,980	$915,576		$923,918	$888,523	$740,620

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 2/29, 2/28
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.11	$10.14	$9.91	$9.77	$9.47
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.22	$0.28	$0.32	$0.34
Net realized and unrealized gain (loss) on investments	0.47	(0.01)	0.26	0.17	0.33
Total from investment operations	$0.64	$0.21	$0.54	$0.49	$0.67
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.31)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$10.53	$10.11	$10.14	$9.91	$9.77
Total return (%) (r)(s)(t)(x)	6.35	2.09	5.52	5.16	7.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.63	1.66	1.59
Expenses after expense reductions (f)	1.61	1.62	1.63	1.55	1.49
Net investment income	1.66	2.15	2.75	3.25	3.61
Portfolio turnover	49	34	32	57	55
Net assets at end of period (000 omitted)	$46,645	$53,577	$74,842	$102,852	$94,206

Class C	Years ended 2/29, 2/28
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.15	$10.17	$9.95	$9.81	$9.51
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.22	$0.27	$0.31	$0.34
Net realized and unrealized gain (loss) on investments	0.47	0.00 (w)	0.26	0.18	0.33
Total from investment operations	$0.64	$0.22	$0.53	$0.49	$0.67
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.31)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$10.57	$10.15	$10.17	$9.95	$9.81
Total return (%) (r)(s)(t)(x)	6.33	2.19	5.40	5.16	7.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.62	1.66	1.59
Expenses after expense reductions (f)	1.61	1.62	1.62	1.55	1.49
Net investment income	1.64	2.12	2.71	3.21	3.59
Portfolio turnover	49	34	32	57	55
Net assets at end of period (000 omitted)	$112,961	$111,328	$116,622	$92,046	$35,316

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 2/29, 2/28
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$10.12	$10.15		$9.92	$9.78	$9.48
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.32		$0.38	$0.41	$0.44
Net realized and unrealized gain (loss) on investments	0.47	(0.00	)(w)	0.26	0.18	0.32
Total from investment operations	$0.74	$0.32		$0.64	$0.59	$0.76
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.35)		$(0.41)	$(0.45)	$(0.46)
Net asset value, end of period (x)	$10.54	$10.12		$10.15	$9.92	$9.78
Total return (%) (r)(s)(x)	7.41	3.11		6.57	6.21	8.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.62		0.63	0.66	0.59
Expenses after expense reductions (f)	0.60	0.62		0.63	0.55	0.48
Net investment income	2.64	3.13		3.73	4.26	4.61
Portfolio turnover	49	34		32	57	55
Net assets at end of period (000 omitted)	$562,634	$434,682		$318,667	$286,371	$449,109

Class R1	Years ended 2/29, 2/28
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$10.11	$10.14		$9.91	$9.77	$9.48
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.22		$0.28	$0.32	$0.33
Net realized and unrealized gain (loss) on investments	0.47	(0.01)		0.26	0.17	0.32
Total from investment operations	$0.64	$0.21		$0.54	$0.49	$0.65
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)		$(0.31)	$(0.35)	$(0.36)
Net asset value, end of period (x)	$10.53	$10.11		$10.14	$9.91	$9.77
Total return (%) (r)(s)(x)	6.35	2.09		5.52	5.16	7.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62		1.63	1.66	1.68
Expenses after expense reductions (f)	1.61	1.62		1.63	1.55	1.58
Net investment income	1.64	2.14		2.74	3.24	3.45
Portfolio turnover	49	34		32	57	55
Net assets at end of period (000 omitted)	$7,902	$7,219		$6,246	$5,713	$3,832

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 2/29, 2/28
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$10.11	$10.14		$9.91	$9.77	$9.48
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.27		$0.32	$0.36	$0.37
Net realized and unrealized gain (loss) on investments	0.47	(0.01)		0.27	0.18	0.32
Total from investment operations	$0.69	$0.26		$0.59	$0.54	$0.69
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)		$(0.36)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$10.53	$10.11		$10.14	$9.91	$9.77
Total return (%) (r)(s)(x)	6.88	2.60		6.04	5.69	7.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.12		1.13	1.16	1.19
Expenses after expense reductions (f)	1.11	1.12		1.12	1.05	1.09
Net investment income	2.13	2.62		3.22	3.74	3.95
Portfolio turnover	49	34		32	57	55
Net assets at end of period (000 omitted)	$168,809	$123,672		$73,052	$35,616	$13,863

Class R3	Years ended 2/29, 2/28
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$10.12	$10.15		$9.92	$9.78	$9.48
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.29		$0.35	$0.39	$0.40
Net realized and unrealized gain (loss) on investments	0.46	(0.00	)(w)	0.27	0.17	0.33
Total from investment operations	$0.71	$0.29		$0.62	$0.56	$0.73
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)		$(0.39)	$(0.42)	$(0.43)
Net asset value, end of period (x)	$10.54	$10.12		$10.15	$9.92	$9.78
Total return (%) (r)(s)(x)	7.14	2.86		6.31	5.95	7.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87		0.88	0.91	0.95
Expenses after expense reductions (f)	0.86	0.87		0.87	0.80	0.85
Net investment income	2.36	2.87		3.47	3.98	4.21
Portfolio turnover	49	34		32	57	55
Net assets at end of period (000 omitted)	$107,150	$70,988		$46,780	$25,009	$15,317

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 2/29, 2/28
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$10.13	$10.15		$9.93	$9.78	$9.51
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.32		$0.37	$0.41	$0.43
Net realized and unrealized gain (loss) on investments	0.47	0.01	(g)	0.26	0.19	0.29
Total from investment operations	$0.74	$0.33		$0.63	$0.60	$0.72
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.35)		$(0.41)	$(0.45)	$(0.45)
Net asset value, end of period (x)	$10.55	$10.13		$10.15	$9.93	$9.78
Total return (%) (r)(s)(x)	7.40	3.22		6.46	6.32	7.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.63		0.63	0.66	0.65
Expenses after expense reductions (f)	0.60	0.63		0.62	0.55	0.55
Net investment income	2.61	3.10		3.71	4.23	4.47
Portfolio turnover	49	34		32	57	55
Net assets at end of period (000 omitted)	$51,626	$27,022		$11,337	$4,361	$3,772

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value.

25

Notes to Financial Statements – continued

Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

26

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of February 29, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bond & U.S. Government Agency & Equivalents	$—	$1,087,451,810	$—	$1,087,451,810
Municipal Bonds	—	4,255,224	—	4,255,224
Corporate Bonds	—	19,458,010	—	19,458,010
Residential Mortgage-Backed Securities	—	792,823,349	—	792,823,349
Commercial Mortgage-Backed Securities	—	26,854,233	—	26,854,233
Mutual Funds	116,572,471	—	—	116,572,471
Total Investments	$116,572,471	$1,930,842,626	$—	$2,047,415,097

Other Financial Instruments
Futures	$(5,908)	$—	$—	$(5,908)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of

27

Notes to Financial Statements – continued

inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 29, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(5,908)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 29, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Investment Transactions (Purchased Options)
Interest Rate	$(523,784)	$3,915

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 29, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)
Interest Rate	$(5,908)	$2,792

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk

28

Notes to Financial Statements – continued

whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation.

29

Notes to Financial Statements – continued

Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum

30

Notes to Financial Statements – continued

exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 29, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share.

31

Notes to Financial Statements – continued

Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/29/12	2/28/11
Ordinary income (including any short-term capital gains)	$52,285,367	$52,591,517

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/12
Cost of investments	$1,961,621,085
Gross appreciation	88,727,730
Gross depreciation	(2,933,718)
Net unrealized appreciation (depreciation)	$85,794,012

Undistributed ordinary income	7,125,072
Undistributed long-term capital gain	8,070,281
Other temporary differences	(5,402,987)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight

32

Notes to Financial Statements – continued

years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 2/29/12	Year ended 2/28/11
Class A	$26,706,371	$29,917,744
Class B	1,008,331	1,583,311
Class C	2,234,815	2,969,622
Class I	14,786,741	12,384,622
Class R1	151,598	160,835
Class R2	3,778,589	2,983,568
Class R3	2,448,948	1,912,136
Class R4	1,169,974	679,679
Total	$52,285,367	$52,591,517

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.90%	1.65%	1.65%	0.65%	1.65%	1.15%	0.90%	0.65%

This written agreement terminated on June 30, 2011. For the period March 1, 2011 through June 30, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $228,142 for the year ended February 29, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a

33

Notes to Financial Statements – continued

service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,361,404
Class B	0.75%	0.25%	1.00%	1.00%	482,743
Class C	0.75%	0.25%	1.00%	1.00%	1,072,935
Class R1	0.75%	0.25%	1.00%	1.00%	72,912
Class R2	0.25%	0.25%	0.50%	0.50%	735,100
Class R3	—	0.25%	0.25%	0.25%	217,805
Total Distribution and Service Fees					$4,942,899

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2012, were as follows:

Class A	$1,615
Class B	91,931
Class C	19,233

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2012, the fee was $706,004, which equated to 0.0380% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended February 29, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,602,485.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each

34

Notes to Financial Statements – continued

underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended February 29, 2012, these costs for the fund amounted to $459,967 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 29, 2012 was equivalent to an annual effective rate of 0.0154% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,645 and the Retirement Deferral plan resulted in an expense of $3,769. Both amounts are included in independent Trustees’ compensation for the year ended February 29, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $71,773 at February 29, 2012, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

35

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended February 29, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,260 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $7,347, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$829,026,295	$767,804,825
Investments (non-U.S. Government securities)	$36,203,712	$30,344,844

36

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/12		Year ended 2/28/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,550,792	$266,477,303	26,667,083	$273,592,738
Class B	1,140,672	11,895,317	1,553,300	15,930,201
Class C	3,801,616	39,819,353	5,026,803	51,750,174
Class I	14,668,623	152,989,083	14,001,097	143,194,324
Class R1	315,425	3,287,027	394,547	4,040,808
Class R2	7,049,493	73,270,147	7,708,713	78,920,205
Class R3	5,732,513	59,767,495	4,462,455	45,744,844
Class R4	3,870,673	40,296,186	3,137,352	32,426,895
	62,129,807	$647,801,911	62,951,350	$645,600,189
Shares issued to shareholders in reinvestment of distributions
Class A	1,849,457	$19,243,720	2,092,509	$21,483,496
Class B	80,675	837,638	125,859	1,290,097
Class C	139,019	1,449,343	177,402	1,825,956
Class I	1,366,817	14,226,652	1,147,562	11,772,037
Class R1	14,495	150,646	15,593	159,915
Class R2	329,937	3,433,554	251,598	2,579,819
Class R3	234,603	2,444,983	185,930	1,908,299
Class R4	100,109	1,044,017	48,348	496,050
	4,115,112	$42,830,553	4,044,801	$41,515,669
Shares reacquired
Class A	(24,703,093)	$(256,721,654)	(29,372,786)	$(300,393,949)
Class B	(2,090,450)	(21,594,046)	(3,764,909)	(38,469,699)
Class C	(4,221,833)	(43,755,041)	(5,698,132)	(58,177,566)
Class I	(5,608,475)	(58,567,892)	(3,614,436)	(37,064,519)
Class R1	(293,501)	(3,037,095)	(312,562)	(3,204,492)
Class R2	(3,581,347)	(37,219,533)	(2,938,760)	(30,064,238)
Class R3	(2,815,966)	(29,235,485)	(2,245,914)	(22,908,988)
Class R4	(1,743,740)	(18,098,683)	(1,634,929)	(16,803,031)
	(45,058,405)	$(468,229,429)	(49,582,428)	$(507,086,482)

37

Notes to Financial Statements – continued

	Year ended 2/29/12		Year ended 2/28/11
	Shares	Amount	Shares	Amount
Net change
Class A	2,697,156	$28,999,369	(613,194)	$(5,317,715)
Class B	(869,103)	(8,861,091)	(2,085,750)	(21,249,401)
Class C	(281,198)	(2,486,345)	(493,927)	(4,601,436)
Class I	10,426,965	108,647,843	11,534,223	117,901,842
Class R1	36,419	400,578	97,578	996,231
Class R2	3,798,083	39,484,168	5,021,551	51,435,786
Class R3	3,151,150	32,976,993	2,402,471	24,744,155
Class R4	2,227,042	23,241,520	1,550,771	16,119,914
	21,186,514	$222,403,035	17,413,723	$180,029,376

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund and the MFS Conservative Allocation Fund were the owners of record of approximately 16% and 8%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, and the MFS Lifetime 2020 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 29, 2012, the fund’s commitment fee and interest expense were $13,715 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Fair Fund Settlement

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement

38

Notes to Financial Statements – continued

with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, any undistributed amounts could be designated “residual” and distributed to the fund and certain other affected MFS retail funds for the benefit of fund shareholders. In November 2010, the SEC issued an order designating certain undistributed amounts residual and ordering that such amounts be distributed to the affected MFS retail funds. The SEC order designated other undistributed amounts for use in funding certain additional distribution efforts to eligible shareholders. As a result of the SEC’s approval of the residual payments, the fund received $32,855 in November 2010. These additional distribution efforts were completed in 2011. The final residual payment of $19,580 was recorded by the fund in August 2011, in accordance with an SEC order designating remaining undistributed amounts as residual and ordering that such amounts be distributed to the affected MFS retail funds. No further residual amounts are to be received by the fund.

(8)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	162,661,736	762,756,080	(808,845,345)	116,572,471

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$152,609	$116,572,471

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund (the “Fund”) as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Fund as of February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 13, 2012

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

45

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,114,400 as capital gain dividends paid during the fiscal year.

47

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Global Real Estate Fund

ANNUAL REPORT

February 29, 2012

GRE-ANN

MFS® GLOBAL REAL ESTATE FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, we have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession as the region’s leaders continue to address sovereign debt crises.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

April 13, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Simon Property Group, Inc., REIT	5.8%
Sun Hung Kai Properties Ltd.	4.8%
Link, REIT	3.3%
Public Storage, Inc., REIT	3.2%
Mitsui Fudosan Co. Ltd.	3.2%
Unibail-Rodamco	3.1%
Westfield Group, REIT	3.1%
Mitsubishi Estate Co. Ltd.	2.7%
Stockland, IEU	2.4%
Vornado Realty Trust, REIT	2.4%

Equity industry
Real Estate	97.8%

Issuer country weightings (x)
United States	49.6%
Hong Kong	11.2%
Japan	9.6%
Australia	8.4%
United Kingdom	5.2%
Singapore	4.0%
France	3.1%
Brazil	2.3%
Austria	2.2%
Other Countries	4.4%

Currency exposure weightings (y)
United States Dollar	49.5%
Hong Kong Dollar	11.2%
Japanese Yen	9.6%
Australian Dollar	8.4%
Euro	8.3%
British Pound Sterling	5.2%
Singapore Dollar	4.0%
Brazilian Real	2.3%
Canadian Dollar	1.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 2/29/12.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 29, 2012, Class A shares of the MFS Global Real Estate Fund (the “fund”) provided a total return of –1.88%, at net asset value. This compares with a return of 0.76% for the fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (“FTSE Index”).

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Late in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics.

Detractors from Performance

An overweight allocation to Austrian real estate investments detracted from relative performance. Holdings of retail property investment company Atrium European Real Estate (b) (Austria) was among the fund’s top relative detractors.

An overweight allocation to real estate investments in Italy also held back relative performance. The fund’s overweight position in Beni Stabili (Italy) hurt results as its shares underperformed the benchmark over the reporting period.

Security selection of U.S. real estate investments weakened relative performance. Holdings of real estate investment trust Parkway Properties, and the timing of the fund’s ownership in shares of AvalonBay Communities, dampened relative performance over the reporting period.

Elsewhere, the fund’s overweight positions in SEGRO (United Kingdom), Tokyo Tatemono (h) (Japan), and NTT Urban Development (Japan), and holdings of New World Development (h) (Hong Kong), dampened relative returns as all four securities underperformed the benchmark. Additionally, not holding strong-performing China Overseas Land & Investment (China), and an overweight position in shares of Corio (Netherlands), weighed on relative performance.

3

Management Review – continued

Contributors to Performance

The fund’s overweight allocation to real estate investments in Brazil, led by holdings of shopping mall operator BR Malls Participacoes (b) (Brazil), contributed to relative performance over the reporting period.

Elsewhere, holdings of Digital Realty Trust and Link Real Estate Investment Trust (Hong Kong) were among the fund’s top relative contributors. Not owning shares of Hongkong Land (Hong Kong) and Sumitomo Realty & Development (Japan) also helped relative results as both of these benchmark constituents underperformed during the period. Additionally, holdings of strong-performing Equity Lifestyle Properties, Taubman Centers (h), BioMed Realty Trust, and Lennar (b)(h) supported relative performance.

The fund’s cash position was also a contributor to relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Richard Gable

Portfolio Manager

Note to Shareholders: Thomas Pedulla and Leo Saraceno are no longer co-managers of the fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 2/29/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 2/29/12

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	3/11/09	(1.88)%	32.72%
I	3/11/09	(1.62)%	33.04%
Comparative benchmark
FTSE EPRA/NAREIT Developed Real Estate Index (f)		0.76%	36.28%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(7.52)%	30.10%

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

September 1, 2011 through February 29, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses

Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/11	Ending Account Value 2/29/12	Expenses Paid During Period (p) 9/01/11-2/29/12
A	Actual	1.25%	$1,000.00	$1,042.76	$6.35
	Hypothetical (h)	1.25%	$1,000.00	$1,018.65	$6.27
I	Actual	1.00%	$1,000.00	$1,044.38	$5.08
	Hypothetical (h)	1.00%	$1,000.00	$1,019.89	$5.02

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

8

PORTFOLIO OF INVESTMENTS

2/29/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.8%
Issuer	Shares/Par	Value ($)

Real Estate - 97.8%
Advance Residence Investment Corp., REIT	1,053	$1,954,905
Alexandria Real Estate Equities, Inc., REIT	49,188	3,526,288
Atrium European Real Estate Ltd.	1,146,260	5,451,967
AvalonBay Communities, Inc., REIT	36,680	4,756,296
Beni Stabili S.p.A.	4,336,363	2,423,592
Big Yellow Group PLC, REIT	1,082,270	4,993,172
BioMed Realty Trust, Inc., REIT	243,943	4,493,430
Boardwalk, REIT	28,155	1,583,532
Boston Properties, Inc., REIT	44,603	4,529,435
BR Malls Participacoes S.A.	429,971	5,510,940
British Land Co. PLC, REIT	247,415	1,851,160
CapitaLand Ltd.	2,116,030	5,174,469
CFS Retail Property Trust, REIT	2,113,023	4,000,092
Corio N.V., REIT	60,659	2,915,031
Cousins Properties, Inc., REIT	331,607	2,450,576
DCT Industrial Trust, Inc., REIT	337,330	1,909,288
DDR Corp., REIT	153,010	2,162,031
Derwent London PLC, REIT	64,790	1,741,958
Digital Realty Trust, Inc., REIT	30,991	2,246,847
Douglas Emmett, Inc., REIT	104,046	2,192,249
DuPont Fabros Technology, Inc., REIT	87,191	1,996,674
EastGroup Properties, Inc., REIT	76,220	3,673,042
Entertainment Properties Trust, REIT	47,845	2,176,947
Equity Lifestyle Properties, Inc., REIT	45,746	3,042,566
Federal Realty Investment Trust, REIT	27,965	2,666,463
Global Logistic Properties Ltd. (a)	2,612,901	4,533,244
GSW Immobilien AG (a)	53,729	1,689,362
Hang Lung Properties Ltd.	909,256	3,426,860
Henderson Land Development Co. Ltd.	234,643	1,473,288
Home Properties, Inc., REIT	59,213	3,412,445
Host Hotels & Resorts, Inc., REIT	245,566	3,875,031
Kenedix Realty Investment Corp., REIT	623	2,145,897
Kimco Realty Corp., REIT	219,955	4,042,773
Land Securities Group PLC	225,284	2,419,229
Link, REIT	2,129,891	7,991,004
Mack-Cali Realty Corp., REIT	49,825	1,424,995
Macquarie Goodman Group, REIT	4,093,083	3,028,844
Medical Properties Trust, Inc., REIT	466,533	4,534,701

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Mid-America Apartment Communities, Inc., REIT	69,241	$4,318,561
Mitsubishi Estate Co. Ltd.	355,135	6,434,952
Mitsui Fudosan Co. Ltd.	408,274	7,762,544
National Retail Properties, Inc., REIT	112,950	3,010,117
Nippon Building Fund, Inc., REIT	207	1,980,367
NTT Urban Development Corp.	3,662	2,922,106
Parkway Properties, Inc., REIT	198,261	1,980,627
Plum Creek Timber Co. Inc., REIT	82,464	3,229,290
Primaris Retail, REIT	89,375	1,961,020
Prologis, Inc., REIT	118,030	3,972,890
Public Storage, Inc., REIT	58,682	7,867,496
SEGRO PLC, REIT	456,706	1,707,448
Simon Property Group, Inc., REIT	103,279	13,992,239
Starwood Property Trust, Inc., REIT	121,600	2,400,384
Stockland, IEU	1,740,885	5,886,673
Sun Hung Kai Properties Ltd.	755,231	11,594,820
Tanger Factory Outlet Centers, Inc., REIT	106,272	3,111,644
Unibail-Rodamco	39,204	7,573,563
Ventas, Inc., REIT	74,793	4,182,425
Vornado Realty Trust, REIT	71,493	5,843,123
Westfield Group, REIT	796,301	7,453,951
Weyerhaeuser Co., REIT	102,179	2,134,519
Wharf Holdings Ltd.	444,596	2,771,848
Total Common Stocks (Identified Cost, $186,005,982)		$237,513,230

Money Market Funds - 2.3%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	5,523,158	$5,523,158
Total Investments (Identified Cost, $191,529,140)		$243,036,388

Other Assets, Less Liabilities - (0.1)%		(284,092)
Net Assets - 100.0%		$242,752,296

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $186,005,982)	$237,513,230
Underlying affiliated funds, at cost and value	5,523,158
Total investments, at value (identified cost, $191,529,140)	$243,036,388
Foreign currency, at value (identified cost, $615,674)	624,893
Receivables for
Investments sold	742,200
Fund shares sold	153,078
Interest and dividends	189,202
Other assets	2,338
Total assets	$244,748,099
Liabilities
Payables for
Investments purchased	$1,889,244
Fund shares reacquired	18,744
Payable to affiliates
Investment adviser	12,206
Shareholder servicing costs	27
Distribution and service fees	3
Payable for independent Trustees’ compensation	20
Accrued expenses and other liabilities	75,559
Total liabilities	$1,995,803
Net assets	$242,752,296
Net assets consist of
Paid-in capital	$198,209,559
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	51,512,534
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(7,711,644)
Undistributed net investment income	741,847
Net assets	$242,752,296
Shares of beneficial interest outstanding	17,959,159

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$232,114	17,182	$13.51
Class I	242,520,182	17,941,977	13.52

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.33 [100 / 94.25 x $13.51]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$6,692,522
Dividends from underlying affiliated funds	4,804
Foreign taxes withheld	(200,049)
Total investment income	$6,497,277
Expenses
Management fee	$1,966,105
Distribution and service fees	557
Shareholder servicing costs	140
Administrative services fee	42,439
Independent Trustees’ compensation	10,959
Custodian fee	56,578
Shareholder communications	7,230
Audit and tax fees	53,251
Legal fees	3,189
Miscellaneous	27,813
Total expenses	$2,168,261
Fees paid indirectly	(1,334)
Reduction of expenses by investment adviser	(899)
Net expenses	$2,166,028
Net investment income	$4,331,249
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$8,884,121
Foreign currency transactions	(21,672)
Net realized gain (loss) on investments and foreign currency transactions	$8,862,449
Change in unrealized appreciation (depreciation)
Investments	$(13,181,682)
Translation of assets and liabilities in foreign currencies	138
Net unrealized gain (loss) on investments and foreign currency translation	$(13,181,544)
Net realized and unrealized gain (loss) on investments and foreign currency	$(4,319,095)
Change in net assets from operations	$12,154

See Notes to Financial Statements

12

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/29, 2/28
	2012	2011
Change in net assets
From operations
Net investment income	$4,331,249	$7,018,995
Net realized gain (loss) on investments and foreign currency transactions	8,862,449	14,789,575
Net unrealized gain (loss) on investments and foreign currency translation	(13,181,544)	19,301,428
Change in net assets from operations	$12,154	$41,109,998
Distributions declared to shareholders
From net investment income	$(5,575,274)	$(10,363,080)
From net realized gain on investments	(7,176,979)	(20,475,685)
Total distributions declared to shareholders	$(12,752,253)	$(30,838,765)
Change in net assets from fund share transactions	$39,174,069	$41,508,984
Total change in net assets	$26,433,970	$51,780,217
Net assets
At beginning of period	216,318,326	164,538,109
At end of period (including undistributed net investment income of $741,847 and $1,091,864, respectively)	$242,752,296	$216,318,326

See Notes to Financial Statements

13

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28
	2012	2011	2010 (c)
Net asset value, beginning of period	$14.57	$14.02	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.49	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	(0.55)	2.46	8.68
Total from investment operations	$(0.32)	$2.95	$9.10
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.77)	$(2.00)
From net realized gain on investments	(0.44)	(1.63)	(3.08)
Total distributions declared to shareholders	$(0.74)	$(2.40)	$(5.08)
Net asset value, end of period (x)	$13.51	$14.57	$14.02
Total return (%) (r)(s)(t)(x)	(1.81)	23.61	91.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.25	1.28	(a)
Expenses after expense reductions (f)	1.24	1.25	1.28	(a)
Net investment income	1.74	3.45	2.89	(a)
Portfolio turnover	37	33	91
Net assets at end of period (000 omitted)	$232	$236	$191

See Notes to Financial Statements

14

Financial Highlights – continued

Class I	Years ended 2/29, 2/28
	2012	2011	2010 (c)
Net asset value, beginning of period	$14.58	$14.03	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.54	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	(0.56)	2.45	8.67
Total from investment operations	$(0.29)	$2.99	$9.14
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.81)	$(2.03)
From net realized gain on investments	(0.44)	(1.63)	(3.08)
Total distributions declared to shareholders	$(0.77)	$(2.44)	$(5.11)
Net asset value, end of period (x)	$13.52	$14.58	$14.03
Total return (%) (r)(s)(x)	(1.54)	23.89	91.71	(n)
Ratios (%) (to average net assets) and supplemental data:
Expenses before expense reductions (f)	0.99	1.00	1.03	(a)
Expenses after expense reductions (f)	0.99	1.00	1.03	(a)
Net investment income	1.98	3.77	3.22	(a)
Portfolio turnover	37	33	91
Net assets at end of period (000 omitted)	$242,520	$216,082	$164,347

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 11, 2009, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Real Estate Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which

16

Notes to Financial Statements – continued

they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with

17

Notes to Financial Statements – continued

price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 29, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$115,155,392	$—	$—	$115,155,392
Hong Kong	9,464,292	17,793,528	—	27,257,820
Japan	2,145,897	21,054,874	—	23,200,771
Australia	3,028,844	17,340,716	—	20,369,560
United Kingdom	12,712,967	—	—	12,712,967
Singapore	—	9,707,713	—	9,707,713
France	7,573,563	—	—	7,573,563
Brazil	5,510,940	—	—	5,510,940
Austria	5,451,967	—	—	5,451,967
Other Countries	10,572,537	—	—	10,572,537
Mutual Funds	5,523,158	—	—	5,523,158
Total Investments	$177,139,557	$65,896,831	$—	$243,036,388

For further information regarding security characteristics, see the Portfolio of Investments.

18

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 29, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the

19

Notes to Financial Statements – continued

Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment company adjustments and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/29/12	2/28/11
Ordinary income (including any short-term capital gains)	$6,802,871	$26,689,299
Long-term capital gains	5,949,382	4,149,466
Total distributions	$12,752,253	$30,838,765

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/12
Cost of investments	$202,397,658
Gross appreciation	44,932,531
Gross depreciation	(4,293,801)
Net unrealized appreciation (depreciation)	$40,638,730
Undistributed ordinary income	2,484,428
Undistributed long-term capital gain	1,414,293
Other temporary differences	5,286

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The

20

Notes to Financial Statements – continued

fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/29/12	Year ended 2/28/11	Year ended 2/29/12	Year ended 2/28/11
Class A	$4,914	$11,221	$7,172	$22,957
Class I	5,570,360	10,351,859	7,169,807	20,452,728
Total	$5,575,274	$10,363,080	$7,176,979	$20,475,685

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the year ended February 29, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Prior to May 1, 2011, the adviser and the fund had retained Sun Capital Advisers LLC, referred to as Sun Capital or the sub-adviser, as a sub-adviser to the fund. MFS paid a sub-advisory fee to Sun Capital at the following rates:

First $1 billion of average daily net assets	0.40%
Next $1.5 billion of average daily net assets	0.33%
Average daily net assets in excess of $2.5 billion	0.29%

The sub-advisory agreement with Sun Capital was terminated effective May 1, 2011 and accordingly MFS no longer pays the sub-advisory fee to Sun Capital.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the year ended February 29, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

21

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$557

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. All contingent deferred sales charges are paid to MFD. There were no contingent deferred sales charges imposed during the year ended February 29, 2012.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended February 29, 2012, these costs amounted to $140. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 29, 2012 was equivalent to an annual effective rate of 0.0194% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO

22

Notes to Financial Statements – continued

are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended February 29, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,936 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $899, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $111,163,683 and $79,709,180, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/12		Year ended 2/28/11
	Shares	Amount	Shares	Amount
Shares sold
Class I	2,875,159	$36,891,209	2,192,094	$30,476,722
Shares issued to shareholders in reinvestment of distributions
Class A	957	$12,086	2,584	$34,178
Class I	1,014,347	12,740,167	2,327,776	30,804,587
	1,015,304	$12,752,253	2,330,360	$30,838,765
Shares reacquired
Class I	(771,970)	$(10,469,393)	(1,412,034)	$(19,806,503)
Net change
Class A	957	$12,086	2,584	$34,178
Class I	3,117,536	39,161,983	3,107,836	41,474,806
	3,118,493	$39,174,069	3,110,420	$41,508,984

23

Notes to Financial Statements – continued

Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares were not publicly available or sale during the period. During the period, the fund’s Class I shares were available for sale only to funds distributed by MFD that invest primarily in shares of other MFS funds (“MFS fund-of-funds”). Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime 2020 Fund were the owners of record of approximately 35%, 26%, 23%, 7%, 2%, 2%, and 1% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2050 Fund, MFS Lifetime 2010 Fund, and MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 29, 2012, the fund’s commitment fee and interest expense were $1,644 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

24

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,515,376	74,802,343	(73,794,561)	5,523,158

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,804	$5,523,158

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Global Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Real Estate Fund (the Fund), including the portfolio of investments, as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Real Estate Fund at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 13, 2012

26

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

27

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

28

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

29

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

30

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

31

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Richard Gable

32

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

33

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $6,633,000 as capital gain dividends paid during the fiscal year.

34

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

35

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® New Discovery Value Fund

ANNUAL REPORT

February 29, 2012

NDV-ANN

MFS® NEW DISCOVERY VALUE FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, we have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession as the region’s leaders continue to address sovereign debt crises.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

April 13, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings
CAI International, Inc.	1.5%
Lennox International, Inc.	1.4%
Ingram Micro, Inc., “A”	1.3%
Almost Family, Inc.	1.3%
Entertainment Properties Trust, REIT	1.2%
Foster Wheeler AG	1.2%
Destination Maternity Corp.	1.2%
CoreLogic, Inc.	1.2%
P.F. Chang’s China Bistro, Inc.	1.1%
American Eagle Outfitters, Inc.	1.1%

Equity sectors (i)
Financial Services	22.8%
Technology	11.4%
Industrial Goods & Services	10.3%
Retailing	8.3%
Health Care	6.9%
Special Products & Services	6.7%
Basic Materials	6.1%
Leisure	5.0%
Energy	4.8%
Utilities & Communications	4.5%
Autos & Housing	3.3%
Transportation	2.9%
Consumer Staples	1.4%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

Percentages are based on net assets as of 2/29/12.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the reporting period of May 26, 2011 (the day the fund commenced investment operations) to February 29, 2012, Class A shares of the MFS New Discovery Value Fund (the “fund”) provided a total return of 3.22%, at net asset value. This compares with a return of –0.66% for the fund’s benchmark, the Russell 2000 Value Index.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. Later on, however, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

At the beginning of August 2011, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Late in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics.

Contributors to Performance

Security selection in the technology sector was a primary factor in the fund’s outperformance relative to the Russell 2000 Value Index. Holdings of Internet-based postage solutions company Stamps.com (b)(h) and network optimization software firm DemandTec (b)(h) strongly benefited relative performance. Shares of DemandTec soared on the announcement of the company’s acquisition by diversified technology products and services company International Business Machines (IBM) in December 2011. The fund’s overweight position in credit score data company Fair Isaac Corporation also aided relative performance.

Stock selection in the financial services sector was another positive factor for relative performance. Holdings of construction equipment leasing firm RSC Holdings (h) helped boost the fund’s relative results. Additionally, holdings of residential mortgage servicer Walter Investment Management (h), and the timing of ownership in shares of freight container leasing and management company CAI International, were significant contributors to the fund’s outperformance.

3

Management Review – continued

Favorable security selection in the energy and industrial goods & services sectors also strengthened results relative to the benchmark. In the energy sector, shares of oil exploration company Brigham Exploration (b)(h) contributed to fund performance due, in part, to an announcement of the firm’s acquisition by oil and refiner StatoilHydro ASA in November 2011. Within the industrial goods & services sector, the fund’s holdings of lift truck accessory manufacturer Cascade Corp (h) and equipment manufacturer Charter International (b)(h) were also among the top relative contributors for the reporting period.

Detractors from Performance

Security selection in the retailing sector detracted from performance relative to the benchmark. There were no individual stocks within this sector that were among the fund’s top relative detractors.

Elsewhere, holdings of poor-performing specialty chemicals and materials company Ferro Corp., telecommunications component manufacturer Oclaro, home-based health care service provider LHC Group (h), semiconductor company Maxlinear (b), automated identification and data capture equipment manufacturer Intermec, gaming machine manufacturer and distributor WMS Industries (b), and Carrizo Oil & Gas (b)(h) held back relative performance.

Respectfully,

Kevin Schmitz

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 2/29/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 2/29/12

Average annual without sales charge

Share class	Class inception date	Life (t)
A	5/26/11	3.22%
B	5/26/11	2.56%
C	5/26/11	2.62%
I	5/26/11	3.39%
R1	5/26/11	2.66%
R2	5/26/11	2.98%
R3	5/26/11	3.23%
R4	5/26/11	3.39%
Comparative benchmark
Russell 2000 Value Index (f)		(0.66)%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.71)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(1.44)%
C With CDSC (1% for 12 months) (x)		1.62%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 2000 Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

6

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2011 through February 29, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/11	Ending Account Value 2/29/12	Expenses Paid During Period (p) 9/01/11-2/29/12
A	Actual	1.24%	$1,000.00	$1,183.72	$6.73
	Hypothetical (h)	1.24%	$1,000.00	$1,018.70	$6.22
B	Actual	1.99%	$1,000.00	$1,178.89	$10.78
	Hypothetical (h)	1.99%	$1,000.00	$1,014.97	$9.97
C	Actual	1.99%	$1,000.00	$1,179.51	$10.78
	Hypothetical (h)	1.99%	$1,000.00	$1,014.97	$9.97
I	Actual	1.00%	$1,000.00	$1,185.70	$5.43
	Hypothetical (h)	1.00%	$1,000.00	$1,019.89	$5.02
R1	Actual	1.99%	$1,000.00	$1,180.04	$10.79
	Hypothetical (h)	1.99%	$1,000.00	$1,014.97	$9.97
R2	Actual	1.49%	$1,000.00	$1,182.30	$8.08
	Hypothetical (h)	1.49%	$1,000.00	$1,017.45	$7.47
R3	Actual	1.24%	$1,000.00	$1,183.88	$6.73
	Hypothetical (h)	1.24%	$1,000.00	$1,018.70	$6.22
R4	Actual	0.99%	$1,000.00	$1,185.70	$5.38
	Hypothetical (h)	0.99%	$1,000.00	$1,019.94	$4.97

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

2/29/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 94.9%
Issuer	Shares/Par	Value ($)

Aerospace - 0.8%
Kaman Corp.	39,890	$1,375,806

Apparel Manufacturers - 2.4%
Hanesbrands, Inc. (a)	62,737	$1,802,434
Jones Group, Inc.	135,930	1,338,911
Maidenform Brands, Inc. (a)	43,830	920,430

		$4,061,775
Brokerage & Asset Managers - 1.5%
FXCM, Inc. “A”	117,350	$1,110,131
GFI Group, Inc.	377,924	1,451,228

		$2,561,359
Business Services - 4.6%
CoreLogic, Inc. (a)	126,191	$1,940,818
Dun & Bradstreet Corp.	19,725	1,630,271
FleetCor Technologies, Inc. (a)	45,508	1,685,161
G&K Services, Inc.	34,749	1,158,184
Portfolio Recovery Associates, Inc. (a)	16,800	1,171,464

		$7,585,898
Chemicals - 0.9%
Cabot Corp.	38,220	$1,548,292

Computer Software - 2.0%
Fair Isaac Corp.	45,602	$1,845,969
OBIC Co. Ltd.	7,640	1,455,195

		$3,301,164
Computer Software - Systems - 2.1%
Ingram Micro, Inc., “A” (a)	112,639	$2,154,784
NICE Systems Ltd., ADR (a)	36,439	1,245,849

		$3,400,633
Construction - 3.3%
Beacon Roofing Supply, Inc. (a)	71,967	$1,696,982
Lennox International, Inc.	58,842	2,302,487
M/I Homes, Inc. (a)	118,618	1,436,464

		$5,435,933

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - 0.9%
Sensient Technologies Corp.	41,510	$1,535,455

Consumer Services - 1.6%
Dice Holdings, Inc. (a)	96,030	$852,746
H&R Block, Inc.	105,295	1,716,308

		$2,569,054
Containers - 0.8%
Greif, Inc.	6,610	$338,498
Greif, Inc., “B”	19,466	1,017,877

		$1,356,375
Electronics - 6.8%
Entegris, Inc. (a)	99,040	$895,322
Entropic Communications, Inc. (a)	223,958	1,380,701
Hittite Microwave Corp. (a)	20,340	1,163,041
Intermec, Inc. (a)	209,906	1,570,097
MaxLinear, Inc., “A” (a)	231,887	1,275,379
Monolithic Power Systems, Inc. (a)	93,992	1,747,311
Oclaro, Inc. (a)	198,328	856,777
Ultratech, Inc. (a)	51,730	1,407,573
Veeco Instruments, Inc. (a)	36,943	998,939

		$11,295,140
Energy - Independent - 5.3%
Berry Petroleum Corp., “A”	21,937	$1,183,720
Energy Partners Ltd. (a)	102,701	1,750,025
Energy XXI (Bermuda) Ltd. (a)	33,100	1,238,933
Lone Pine Resources, Inc. (a)	168,930	1,255,150
SM Energy Co.	19,710	1,551,571
WPX Energy, Inc. (a)	99,190	1,801,290

		$8,780,689
Engineering - Construction - 1.2%
Foster Wheeler AG (a)	80,945	$1,993,675

Entertainment - 1.0%
Cinemark Holdings, Inc.	78,665	$1,645,672

Food & Beverages - 0.5%
Snyders-Lance, Inc.	35,037	$786,581

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Gaming & Lodging - 1.1%
WMS Industries, Inc. (a)	81,795	$1,801,944

Insurance - 6.6%
Allied World Assurance Co.	24,603	$1,623,060
Alterra Capital Holdings Ltd.	72,980	1,675,621
Aspen Insurance Holdings Ltd.	63,709	1,690,200
Everest Re Group Ltd.	19,212	1,687,774
Hanover Insurance Group, Inc.	30,350	1,238,887
Symetra Financial Corp.	159,579	1,586,215
Willis Group Holdings PLC	41,260	1,480,409

		$10,982,166
Internet - 0.5%
QuinStreet, Inc. (a)	74,820	$781,869

Leisure & Toys - 1.0%
Callaway Golf Co.	252,211	$1,651,982

Machinery & Tools - 7.5%
Altra Holdings, Inc. (a)	63,400	$1,235,666
Columbus McKinnon Corp. (a)	90,250	1,502,663
Douglas Dynamics, Inc.	110,595	1,437,735
EnPro Industries, Inc. (a)	26,850	1,015,199
Herman Miller, Inc.	86,995	1,826,895
Interline Brands, Inc. (a)	84,024	1,727,533
Kennametal, Inc.	24,970	1,150,368
Polypore International, Inc. (a)	30,660	1,260,739
Regal Beloit Corp.	19,530	1,318,275

		$12,475,073
Major Banks - 1.0%
Huntington Bancshares, Inc.	292,430	$1,709,253

Medical & Health Technology & Services - 6.9%
Almost Family, Inc. (a)	93,045	$2,128,870
Community Health Systems, Inc. (a)	71,312	1,799,915
Cross Country Healthcare, Inc. (a)	324,571	1,837,072
IPC The Hospitalist Co., Inc. (a)	33,260	1,209,666
LifePoint Hospitals, Inc. (a)	40,751	1,588,066
Teleflex, Inc.	27,613	1,636,623
VCA Antech, Inc. (a)	57,772	1,270,406

		$11,470,618

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 1.1%
TMS International Corp., “A” (a)	156,840	$1,866,396

Natural Gas - Distribution - 2.5%
AGL Resources, Inc.	34,097	$1,359,447
NorthWestern Corp.	38,860	1,349,608
UGI Corp.	52,171	1,473,831

		$4,182,886
Other Banks & Diversified Financials - 10.1%
BBCN Bancorp, Inc. (a)	166,851	$1,710,223
Brookline Bancorp, Inc.	175,275	1,609,025
CAI International, Inc. (a)	124,210	2,502,832
CapitalSource, Inc.	231,108	1,559,979
Cathay General Bancorp, Inc.	104,796	1,712,367
Glacier Bancorp, Inc.	123,490	1,704,162
International Bancshares Corp.	60,786	1,153,718
Sandy Spring Bancorp, Inc.	78,788	1,422,911
ViewPoint Financial Group	112,458	1,685,745
Wintrust Financial Corp.	52,684	1,775,978

		$16,836,940
Pollution Control - 0.8%
Progressive Waste Solutions Ltd.	68,066	$1,393,992

Printing & Publishing - 0.8%
Lamar Advertising Co., “A” (a)	40,010	$1,308,327

Railroad & Shipping - 0.8%
Diana Shipping, Inc. (a)	149,034	$1,362,171

Real Estate - 3.6%
BioMed Realty Trust, Inc., REIT	68,610	$1,263,796
Capstead Mortgage Corp., REIT	128,972	1,715,328
EastGroup Properties, Inc., REIT	17,710	853,445
Entertainment Properties Trust, REIT	45,528	2,071,524

		$5,904,093
Restaurants - 1.1%
P.F. Chang’s China Bistro, Inc.	49,234	$1,886,647

Special Products & Services - 0.5%
WD-40 Co.	19,170	$825,844

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - 3.3%
A. Schulman, Inc.	65,102	$1,682,236
Ferro Corp. (a)	239,720	1,330,446
Koppers Holdings, Inc.	33,386	1,256,315
Quaker Chemical Corp.	28,930	1,192,205

		$5,461,202
Specialty Stores - 5.9%
American Eagle Outfitters, Inc.	128,724	$1,871,647
Ann, Inc. (a)	68,548	1,637,612
Destination Maternity Corp.	110,803	1,992,238
hhgregg, Inc. (a)	121,168	1,384,950
Kirkland’s, Inc. (a)	109,960	1,753,862
rue21, Inc. (a)	46,040	1,228,347

		$9,868,656
Trucking - 2.1%
Celadon Group, Inc.	119,390	$1,762,196
Landstar System, Inc.	31,914	1,725,271

		$3,487,467
Utilities - Electric Power - 2.0%
El Paso Electric Co.	42,760	$1,399,535
GenOn Energy, Inc. (a)	190,680	469,073
Great Plains Energy, Inc.	70,277	1,390,079

		$3,258,687
Total Common Stocks (Identified Cost, $153,982,524)		$157,749,714

Money Market Funds - 4.0%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	6,717,269	$6,717,269
Total Investments (Identified Cost, $160,699,793)		$164,466,983

Other Assets, Less Liabilities - 1.1%		1,785,501
Net Assets - 100.0%		$166,252,484

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

14

Portfolio of Investments – continued

Derivative Contracts at 2/29/12

Swap Agreements at 2/29/12

Expiration	Currency	Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Liability Derivatives
Total Return Swaps
1/31/13	USD	791,658	Merrill Lynch International Bank	1 Month LIBOR	(1)	$(842)

(1)	Fund to pay based on the change in value of 10,117 shares of Apco Oil and Gas International, Inc.

At February 29, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $153,982,524)	$157,749,714
Underlying affiliated funds, at cost and value	6,717,269
Total investments, at value (identified cost, $160,699,793)	$164,466,983
Receivables for
Investments sold	3,120,342
Fund shares sold	389,648
Dividends	139,264
Other assets	1,994
Total assets	$168,118,231
Liabilities
Payables for
Investments purchased	$1,648,114
Fund shares reacquired	146,403
Swaps, at value	842
Payable to affiliates
Investment adviser	8,476
Shareholder servicing costs	141
Distribution and service fees	56
Payable for independent Trustees’ compensation	23
Accrued expenses and other liabilities	61,692
Total liabilities	$1,865,747
Net assets	$166,252,484
Net assets consist of
Paid-in capital	$159,267,651
Unrealized appreciation (depreciation) on investments	3,766,348
Accumulated net realized gain (loss) on investments and foreign currency transactions	3,274,114
Accumulated distributions in excess of net investment income	(55,629)
Net assets	$166,252,484
Shares of beneficial interest outstanding	16,176,486

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,872,036	182,356	$10.27
Class B	200,008	19,525	10.24
Class C	181,973	17,772	10.24
Class I	163,584,628	15,916,535	10.28
Class R1	102,618	10,016	10.25
Class R2	104,605	10,182	10.27
Class R3	103,209	10,042	10.28
Class R4	103,407	10,058	10.28

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.90 [100 / 94.25 x $10.27]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Period ended 2/29/12 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$1,607,505
Dividends from underlying affiliated funds	2,321
Foreign taxes withheld	(6,650)
Total investment income	$1,603,176
Expenses
Management fee	$974,047
Distribution and service fees	4,263
Shareholder servicing costs	449
Administrative services fee	24,033
Independent Trustees’ compensation	752
Custodian fee	20,238
Shareholder communications	6,438
Audit and tax fees	28,001
Legal fees	1,712
Miscellaneous	41,149
Total expenses	$1,101,082
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(326)
Net expenses	$1,100,750
Net investment income	$502,426
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$3,529,345
Swap transactions	31,062
Foreign currency transactions	(3,751)
Net realized gain (loss) on investments and foreign currency transactions	$3,556,656
Change in unrealized appreciation (depreciation)
Investments	$3,767,190
Swap transactions	(842)
Net unrealized gain (loss) on investments	$3,766,348
Net realized and unrealized gain (loss) on investments	$7,323,004
Change in net assets from operations	$7,825,430

(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Period ended 2/29/12 (c)
From operations
Net investment income	$502,426
Net realized gain (loss) on investments and foreign currency transactions	3,556,656
Net unrealized gain (loss) on investments	3,766,348
Change in net assets from operations	$7,825,430
Distributions declared to shareholders
From net investment income	$(604,075)
From net realized gain on investments	(232,152)
Total distributions declared to shareholders	$(836,227)
Change in net assets from fund share transactions	$159,263,281
Total change in net assets	$166,252,484
Net assets
At beginning of period	—
At end of period (including accumulated distributions in excess of net investment income of $55,629)	$166,252,484

(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.30
Total from investment operations	$0.31
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.04)
Net asset value, end of period (x)	$10.27
Total return (%) (r)(s)(t)(x)	3.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	(a)
Expenses after expense reductions (f)	1.25	(a)
Net investment income	0.17	(a)
Portfolio turnover	56
Net assets at end of period (000 omitted)	$1,872

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.29
Total from investment operations	$0.25
Less distributions declared to shareholders
From net realized gain on investments	$(0.01)
Net asset value, end of period (x)	$10.24
Total return (%) (r)(s)(t)(x)	2.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	(a)
Expenses after expense reductions (f)	2.01	(a)
Net investment loss	(0.57	)(a)
Portfolio turnover	56
Net assets at end of period (000 omitted)	$200

Class C	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.29
Total from investment operations	$0.25
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.01)
Net asset value, end of period (x)	$10.24
Total return (%) (r)(s)(t)(x)	2.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	(a)
Expenses after expense reductions (f)	2.01	(a)
Net investment loss	(0.53	)(a)
Portfolio turnover	56
Net assets at end of period (000 omitted)	$182

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.30
Total from investment operations	$0.33
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.05)
Net asset value, end of period (x)	$10.28
Total return (%) (r)(s)(x)	3.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	(a)
Expenses after expense reductions (f)	1.01	(a)
Net investment income	0.47	(a)
Portfolio turnover	56
Net assets at end of period (000 omitted)	$163,585

Class R1	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.30
Total from investment operations	$0.26
Less distributions declared to shareholders
From net realized gain on investments	$(0.01)
Net asset value, end of period (x)	$10.25
Total return (%) (r)(s)(x)	2.66	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	(a)
Expenses after expense reductions (f)	2.01	(a)
Net investment loss	(0.56	)(a)
Portfolio turnover	56
Net assets at end of period (000 omitted)	$103

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.29
Total from investment operations	$0.29
Less distributions declared to shareholders
From net investment income	$(0.01)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.02)
Net asset value, end of period (x)	$10.27
Total return (%) (r)(s)(x)	2.98	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	(a)
Expenses after expense reductions (f)	1.51	(a)
Net investment loss	(0.06	)(a)
Portfolio turnover	56
Net assets at end of period (000 omitted)	$105

Class R3	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.30
Total from investment operations	$0.31
Less distributions declared to shareholders
From net investment income	$(0.02)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$10.28
Total return (%) (r)(s)(x)	3.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	(a)
Expenses after expense reductions (f)	1.26	(a)
Net investment income	0.19	(a)
Portfolio turnover	56
Net assets at end of period (000 omitted)	$103

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Period ended 2/29/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.30
Total from investment operations	$0.33
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.01)
Total distributions declared to shareholders	$(0.05)
Net asset value, end of period (x)	$10.28
Total return (%) (r)(s)(x)	3.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	(a)
Expenses after expense reductions (f)	1.01	(a)
Net investment income	0.44	(a)
Portfolio turnover	56
Net assets at end of period (000 omitted)	$103

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Value Fund (the fund) is a series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such

24

Notes to Financial Statements – continued

as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair

25

Notes to Financial Statements – continued

value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as swap contracts. The following is a summary of the levels used as of February 29, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$152,292,507	$—	$—	$152,292,507
Japan	—	1,455,195	—	1,455,195
Canada	1,393,992	—	—	1,393,992
Greece	1,362,171	—	—	1,362,171
Israel	1,245,849	—	—	1,245,849
Mutual Funds	6,717,269	—	—	6,717,269
Total Investments	$163,011,788	$1,455,195	$—	$164,466,983

Other Financial Instruments
Swaps	$—	$(842)	$—	$(842)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as

26

Notes to Financial Statements – continued

alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 29, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Total Return Swaps	$—	$(842)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended February 29, 2012 as reported in the Statement of Operations:

Risk	Swap Transactions
Equity	$31,062

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended February 29, 2012 as reported in the Statement of Operations:

Risk	Swap Transactions
Equity	$(842)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out

27

Notes to Financial Statements – continued

and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for

28

Notes to Financial Statements – continued

netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into total return swaps which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. The fund may enter into total return swaps on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended February 29, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue

29

Notes to Financial Statements – continued

Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

2/29/12
Ordinary income (including any short-term capital gains)	$836,227

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/12
Cost of investments	$160,931,977
Gross appreciation	12,056,417
Gross depreciation	(8,521,411)
Net unrealized appreciation (depreciation)	$3,535,006
Undistributed ordinary income	3,505,303
Late year ordinary loss deferral	(55,629)
Other temporary differences	153

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after

30

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income	From net realized gain on investments
	Period ended 2/29/12 (c)	Period ended 2/29/12 (c)
Class A	$3,257	$1,501
Class B	—	171
Class C	85	259
Class I	600,039	229,659
Class R1	—	140
Class R2	99	142
Class R3	230	140
Class R4	365	140
Total	$604,075	$232,152

(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.80%
Average daily net assets in excess of $2.5 billion	0.75%

The management fee incurred for the period ended February 29, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.45%	2.20%	2.20%	1.20%	2.20%	1.70%	1.45%	1.20%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2013. For the period ended February 29, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,179 for the period ended February 29, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

31

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,325
Class B	0.75%	0.25%	1.00%	1.00%	858
Class C	0.75%	0.25%	1.00%	1.00%	849
Class R1	0.75%	0.25%	1.00%	1.00%	701
Class R2	0.25%	0.25%	0.50%	0.50%	354
Class R3	—	0.25%	0.25%	0.25%	176
Total Distribution and Service Fees					$4,263

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended February 29, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the period ended February 29, 2012, were as follows:

Amount
Class A	$3,000
Class B	—
Class C	—

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period ended February 29, 2012, these costs amounted to $449. The fund may also pay shareholder servicing related costs to non-related parties.

32

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended February 29, 2012 was equivalent to an annual effective rate of 0.0222% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC. The independent Trustees currently are not receiving any payments for their services to the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended February 29, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $945 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $326, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $223,900,246 and $73,392,324, respectively.

33

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 2/29/12 (c)
	Shares	Amount
Shares sold
Class A	242,990	$2,247,490
Class B	19,798	194,551
Class C	25,318	245,371
Class I	17,071,139	167,710,202
Class R1	10,000	100,000
Class R2	10,154	101,250
Class R3	10,000	100,000
Class R4	10,000	100,000
	17,399,399	$170,798,864
Shares issued to shareholders in reinvestment of distributions
Class A	525	$4,586
Class B	19	164
Class C	39	344
Class I	94,820	829,674
Class R1	16	140
Class R2	28	241
Class R3	42	370
Class R4	58	505
	95,547	$836,024
Shares reacquired
Class A	(61,159)	$(615,710)
Class B	(292)	(2,440)
Class C	(7,585)	(71,813)
Class I	(1,249,424)	(11,681,644)
	(1,318,460)	$(12,371,607)
Net change
Class A	182,356	$1,636,366
Class B	19,525	192,275
Class C	17,772	173,902
Class I	15,916,535	156,858,232
Class R1	10,016	100,140
Class R2	10,182	101,491
Class R3	10,042	100,370
Class R4	10,058	100,505
	16,176,486	$159,263,281

(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.

34

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040, and MFS Lifetime 2020 were the owners of record of approximately 36%, 30%, 17%, 10%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, and MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is equal to the Federal Reserve funds rate plus an agreed upon spread. The fund had no significant borrowings during the period.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	72,480,083	(65,762,814)	6,717,269

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,321	$6,717,269

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS New Discovery Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the Fund), including the portfolio of investments, as of February 29, 2012, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from May 26, 2011 (commencement of operations) through February 29, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Value Fund at February 29, 2012, the results of its operations, changes in its net assets, and its financial highlights from May 26, 2011 (commencement of operations) through February 29, 2012 in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 13, 2012

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of April 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

41

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Kevin Schmitz

42

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

43

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $72,596 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 25.95% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

44

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 29, 2012, and February 28, 2011, respectively, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS Government Securities Fund	46,097	44,397

	Audit Fees
	2012	2011
Fees billed by E&Y:
MFS Diversified Income Fund	50,377	48,516
MFS Global Real Estate Fund	42,554	40,987
MFS New Discovery Value Fund	20,800	NA	**
Total	113,731	89,503

For the fiscal years ended February 29, 2012, and February 28, 2011, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011[5]	2012	2011	2012	2011[5]
Fees billed by Deloitte:
To MFS Government Securities Fund	0	0	6,468	6,225	1,331	1,158
To MFS and MFS Related Entities of MFS Government Securities Fund*	1,213,300	1,179,704	0	0	0	113,100

	2012	2011[5]
Aggregate fees for non-audit services:
To MFS Government Securities Fund, MFS and MFS Related Entities#	1,621,814	1,700,083

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2012	2011		2012	2011		2012	2011
Fees billed by E&Y:
To MFS Diversified Income Fund	0	0		7,673	7,314		0	0
To MFS Global Real Estate Fund	0	0		9,450	9,024		0	0
To MFS New Discovery Value Fund	0	NA	**	7,200	NA	**	0	NA	**
Total fees billed by E&Y To above Funds	0	0		24,323	16,338		0	0
To MFS and MFS Related Entities of MFS Diversified Income Fund*	0	0		0	0		0	0
To MFS and MFS Related Entities of MFS Global Real Estate Fund*	0	0		0	0		0	0
To MFS and MFS Related Entities of MFS New Discovery Value Fund*	0	0		0	0		0	0

	2012	2011[5]
Aggregate fees for non-audit services:
To MFS Diversified Income Fund, MFS and MFS Related Entities#	142,673	7,314
To MFS Global Real Estate Fund, MFS and MFS Related Entities#	144,450	9,024
To MFS New Discovery Value Fund, MFS and MFS Related Entities#	142,200	NA	**

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
**	MFS New Discovery Value Fund commenced investment operations in May 2011.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended February 28, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIIII

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: April 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: April 13, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: April 13, 2012

*	Print name and title of each signing officer under his or her signature.